SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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AUXILIO, INC.

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EXPLANATORY NOTE

This   Amendment   No. 1 to Schedule 14A amends and restates the definitive   proxy   statement for the Auxilio, Inc. (the “Company”) 2017 Annual   Meeting   of Stockholders, which was filed with the Securities and Exchange Commission on April 24, 2017 (the “Original   Proxy Statement”).  We have included an additional amendment to the Company’s 2011 Stock Incentive   Plan   in order to place a limit on the number of Awards (as defined in the Proxy Statement) which can be granted annually to individual plan Participants (as defined in the Proxy Statement).  Other than the revisions related to these changes, there are no other changes to the information in the   Proxy   Statement.

AUXILIO, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 8, 2017

_____________________________________________

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders of Auxilio, Inc., a Nevada corporation (the “Company”), will be held on Thursday, June 8, 2017, at 3:00 p.m. Pacific Standard Time at the Company’s principal executive offices, located at 27271 Las Ramblas, Suite 200, Mission Viejo, California, 92691 for the following purposes, as more fully described in the proxy statement (the “Proxy Statement”) accompanying this notice (the “Notice”):

1. To elect the following persons to serve on our Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified: John D. Abouchar, Drexel DeFord Jr., Joseph J. Flynn, Michael Mathews, Michael McMillan, Theresa Meadows, and Mark Roberson;

2. To consider and vote upon an advisory, non-binding resolution to approve our executive compensation as described in the Proxy Statement;

3. To amend our 2011 Stock Incentive Plan in order to approve an increase in the number of shares reserved for issuance under the plan by 1,000,000 shares and to place a limit on the number of Awards (as defined below) which may be granted to individual Participants in a calendar year ;

4. To approve a change in the state of incorporation of the Company to Delaware from Nevada, if at all, on or before June 8, 2020, by merging the Company with and into a newly formed Delaware subsidiary, pursuant to an agreement and plan of merger, in connection with which the certificate of incorporation and bylaws of the Delaware corporation would become the certificate of incorporation and bylaws of the Company and, by virtue of which, the name of the Company would be changed to CynergisTek, Inc.;

5. To ratify the appointment of Haskell & White LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2017; and

6. To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.

All stockholders of record at the close of business on April 17, 2017 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

The Company’s Board of Directors (the “Board”) recommends that you vote in favor of the foregoing items of business, which are more fully described in the Proxy Statement accompanying this Notice.

We cordially invite all stockholders to attend the Annual Meeting in person. Whether or not you plan to attend, it is important that your shares are represented and voted at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you can vote your shares electronically over the Internet or by telephone, or if you receive a proxy card or a form of voting instructions in the mail, by mailing the completed proxy card or form of voting instructions. For detailed information regarding voting instructions, please refer to the section entitled “Voting Securities” beginning on page 2 of the Proxy Statement.

For admission to the Annual Meeting, you may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of the Company’s common stock (the “Common Stock”) as of the Record Date, such as a brokerage statement, proxy card or voting instruction form reflecting stock ownership.

INTERNET AVAILABILITY OF PROXY MATERIALS

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.COLONIALSTOCK.COM/AUXILIO2017 OR WWW.SEC.GOV. INFORMATION INCLUDED ON THE COLONIAL STOCK WEBSITE OR THE COMPANY’S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

By Order of the Board of Directors,

Mission Viejo, California /s/ Paul T. Anthony

April 2 5 , 2017

Paul T. Anthony
Chief Financial Officer and Secretary

PROXY STATEMENT

FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS
JUNE 8, 2017

SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

The accompanying proxy is solicited by and on behalf of the Board to be voted at the Annual Meeting to be held at the Company’s principal executive offices, located at 27271 Las Ramblas, Suite 200, Mission Viejo, California on June 8, 2017, at 3:00 pm Pacific Standard Time, and any and all adjournments or postponements thereof. In addition to the original solicitation by mail or through the Internet, certain of the Company’s officers, directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies by telephone or in person. The Company has not specially engaged employees or solicitors for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock, will be borne by the Company. You may vote in person at the Annual Meeting, if you wish, even though you have previously mailed in your proxy or voted via telephone or the Internet. This Proxy Statement and the accompanying proxy are being made available to the Company’s stockholders via the Internet on or about April 2 5 , 2017. The proxy solicitation materials will be first sent on or about April 2 5 , 2017, to all stockholders entitled to vote at the Annual Meeting.

Unless otherwise indicated, “Auxilio,” the “Company,” “we,” “us” and “our” shall refer to Auxilio, Inc.

The persons named as proxies, Joseph J. Flynn and Paul T. Anthony, were designated by the Board. All properly executed proxies will be voted (except to the extent that authority has been withheld), and where a choice has been specified by the stockholder as provided in the proxy it will be voted in accordance with the specifications so made. Proxies submitted without specification will be voted FOR the election of each of the nominees to our Board listed in the Proxy Statement, FOR approval of the compensation of the Company’s named executive officers, FOR the amendment of the Company’s 2011 Stock Incentive Plan, FOR the reincorporation of the Company from Nevada to Delaware in the Board’s discretion and FOR the ratification of Haskell & White LLP to serve as our independent registered public accountants for the year ending December 31, 2017.

Any stockholder may revoke a proxy at any time before it is voted at the meeting by a proxy bearing a later date. A proxy may also be revoked by any stockholder by delivering a written notice of revocation to the Secretary of the Company at 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691, Attn: Corporate Secretary, or by voting in person at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose

At the Annual Meeting, stockholders will be asked to elect seven directors, to approve on an advisory basis the compensation of the Company’s named executive officers, to consider and vote upon an amendment to the Company’s 2011 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder, and to place an annual limitation on the number of Awards which may be granted, to approve a change in the state of incorporation of the Company to Delaware from Nevada in the Board’s discretion, and to ratify the appointment of Haskell & White LLP to serve as our independent registered public accountants for the year ending December 31, 2017, and to transact such other business as may properly come before the Annual Meeting. The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the preceding Notice and are described in more detail in this Proxy Statement.

Voting Securities

If, as of the Record Date, you are a registered holder (meaning that your shares of Common Stock are registered in our records as being held in your name), then you may vote on matters presented at the Annual Meeting in the following ways:

• by proxy: you may complete the proxy card and mail it to the Company;

• by Internet or telephone in accordance with the instructions in the proxy card; or

• in person: you may attend the Annual Meeting and cast your vote there.

If, as of the Record Date, you are a beneficial owner whose shares of Common Stock are held in “street-name” by a bank, broker or other record holder, please refer to your voting instructions card and other materials forwarded by the record holder for information on how to instruct the record holder to vote on your behalf.

If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. When completing the proxy card, you may specify whether your shares of Common Stock should be voted for or against or to abstain from voting on all, some or none of the matters presented at the Annual Meeting.

If you do not indicate how your shares of Common Stock should be voted on a matter, the shares of Company Common Stock represented by your properly submitted proxy will be voted as the Board recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary prior to or at the commencement of the Annual Meeting.

Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company’s Corporate Secretary at 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691 or (c) attending the Annual Meeting and voting in person.  In order to attend the Annual Meeting and vote in person, a beneficial holder whose shares are held in “street name” by a bank, broker or other record holder must follow the instructions provided by the record holder for voting in person at the Annual Meeting. The beneficial holder also must obtain from the record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares of Common Stock in person.

IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD, OR SUBMIT THEIR VOTE VIA TELEPHONE OR THE INTERNET, AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

If you receive more than one proxy card because your shares are registered in different names or at different addresses, please provide voting instructions for all proxy cards you receive so that all of your shares of Common Stock will be represented at the Annual Meeting. The Company is delivering multiple Proxy Statements and Annual Reports to multiple stockholders who have requested physical delivery of the Proxy Statement and related materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement or Annual Report if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at the address noted above or call us at 949-614-0700.

Record Date, Quorum and Voting Requirements

Record Date

To be able to vote, you must have been a stockholder as of April 17, 2017 (the “Record Date”). As of the Record Date, 9,379,477 shares of Common Stock, par value $0.001 (“Common Stock”) were issued and outstanding. Each share of Common Stock is entitled to one (1) vote.

Quorum

For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of the Company’s Common Stock entitled to vote and representing at least a majority of the Company’s outstanding voting power will constitute a quorum for the transaction of business. Accordingly, holders of at least 4,689,739 shares of the Company’s Common Stock must be present in person or by proxy at the Annual Meeting. Abstentions and “broker non-votes” will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Required Vote

For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who vote for or against, abstain or withhold their vote from a matter, including broker non-votes, are considered stockholders who are present and entitled to vote and count toward the quorum. As used herein, “broker non-vote” means the votes that are not cast on the matter in question by a broker with respect to shares of Common Stock because (i) the broker has not received voting instructions from the beneficial owner on such matter and (ii) such broker lacks discretionary voting authority to vote the shares of Common Stock on such matter.  Brokers holding shares of record for beneficial owners generally are entitled to exercise their discretion to vote on Proposal 5 included in this Proxy Statement unless they receive other instructions from the beneficial owners. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal and broker non-votes is discussed under each respective proposal below.

Proposal One, Election of Directors. As explained in more detail in the Company’s Amended and Restated Bylaws, as amended by the First Amendment, our directors will be elected by a majority of votes cast at the Annual Meeting.  A “majority of the votes cast” means that the number of votes cast “for” a candidate for director must exceed the number of votes cast “against” that director.  In a contested election (i.e., where the number of nominees exceeds the number of directors to be elected), the plurality vote standard remains in place.  If an incumbent director is not elected by a majority of votes cast, the incumbent director will promptly tender his or her resignation to the Board for consideration.  The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken.  The Board, acting on such committee’s recommendation or on its own decision, as the case may be, will publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.  Only votes “for” or “against” affect the outcome. Abstentions are not counted for the purposes of election of directors. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.  Stockholders may not cumulate votes in the election of directors.

 Proposal Two, Advisory Vote on Executive Compensation.  An advisory, non-binding resolution to approve executive compensation as described in this Proxy Statement.  The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this non-binding resolution.  While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board.

Proposal Three, Amendment to the 2011 Stock Incentive Plan.  The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of an amendment to Auxilio’s 2011 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 and to place a limit on the number of annual Awards which may be granted to individual Participants .

Proposal Four, Change in the Company’s State of Incorporation from Delaware to Nevada.  The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of the Company to change its state of incorporation from Delaware to Nevada by merging the Company into a wholly-owned subsidiary incorporated in Delaware, if at all, on or before June 8, 2020 in the Board’s discretion, which reincorporation merger would also have the effect of changing the Company’s name to CynergisTek, Inc.

Proposal Five, Ratification of Haskell & White LLP as our Independent Registered Public Accountants. Ratification of Haskell & White requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

Other Matters. For each other matter brought before the stockholders at the Annual Meeting for a vote, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the Annual Meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares of Common Stock not voted will have no effect on the outcome of the proposal.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, located at 27271 Las Ramblas, Suite 200, Mission Viejo, California, 92691, Attn: Corporate Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals for 2018 Annual Meeting of Stockholders

Any stockholder desiring to submit a proposal for action at the 2018 annual meeting of stockholders and presentation in the Company’s proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company’s offices, 27271 Las Ramblas, Suite 200, Mission Viejo, California, 92691, no later than December 6, 2017 in order to be considered for inclusion in the Company’s proxy statement relating to the 2018 annual meeting of stockholders. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

Additionally, under Rule 14a-4, as promulgated under the Exchange Act, if a stockholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. With respect to the Company’s 2018 annual meeting of stockholders, a stockholder proposal not previously submitted for the Company’s proxy statement may be submitted until March 2, 2018; thereafter, the Company will use its voting authority as described above.

PROPOSAL 1

ELECTION OF DIRECTORS

Directors are elected at each annual meeting of stockholders to hold office until the next annual meeting or until their successors are elected and have qualified. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the seven (7) nominees named below. All of the nominees are currently directors of the Company.

It is intended that shares represented by the proxies will be voted FOR the election to the Board of the persons named below unless authority to vote for nominees has been withheld in the proxy. Broker non-votes and proxies marked “withheld” as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Although each of the persons named below has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Name	Age	Position
John D. Abouchar	56	Director, Chairman of the Board, Member of the Audit Committee, Member of the Compensation Committee
Drexel DeFord Jr.	54	Director, Member of the Compensation Committee
Joseph J. Flynn	51	Director, Chief Executive Officer
Michael Mathews	48	Director, Executive Vice President
Michael McMillan	60	Director, President
Theresa Meadows	47	Director
Mark Roberson	52	Director, Chairman of the Audit Committee, Member of the Compensation Committee

John D. Abouchar, 56. Mr. Abouchar has served on the Company’s Board since March 2016.  Mr. Abouchar is a founding partner in Two Lakes Capital, an institutional investment firm focused on investments in the technology and healthcare industries. Prior to forming Two Lakes Capital, from 2006 to 2014, Mr. Abouchar was an independent consultant to GRT Capital Partners, LLC, and the portfolio manager of the GRT Technology L.P. hedge fund and the GRT Tech Market Neutral fund. Prior to GRT Capital Partners, Mr. Abouchar was a Senior Analyst for six years at Pacific Edge Investment Management, a hedge fund specializing in various electronics and technology industries based in Palo Alto, California. During 2013 Mr. Abouchar served on the board of Directors of SED International and was a member of the audit committee. From 2007 to 2009, Mr. Abouchar was an independent director and chairman of the audit committee of InFocus Corporation, (INFS) formerly a NASDAQ listed company and a manufacturer and distributer of digital projectors and LCD flat panel displays, based in Portland, Oregon. Mr. Abouchar earned a B.S. degree in Economics from Wharton School, University of Pennsylvania.

Mr. Abouchar’s experience in capital markets, institutional investing, and corporate governance will bring financial and management strength to the Board.  Based on his experience and background, the Board has concluded that Mr. Abouchar is qualified to serve as a director of the Company.

Drexel DeFord Jr., 54. Mr. DeFord has been a member of the Company’s Board since June 2016.  Mr. DeFord has been an independent consultant since 2015, and prior to that had a long career as a healthcare executive, including his experience as Co-Founder and CEO of Next Wave Connect; EVP and CIO at Steward Healthcare in Boston; SVP and CIO at Seattle Children’s Health System and Research Institute; and Corporate VP and CIO at Scripps Health in San Diego. Prior to that, he spent 20 years in the US Air Force, where he served as regional CIO, a medical center CIO, and Chief Technology Officer for the USAF Health System’s World-Wide Operations. Drex has earned a Master of Science, Health Informatics from University of Alabama-Birmingham and a Master of Public Administration from University of Oklahoma. In addition, he is a Fellow in HIMSS, CHIME and ACHE.

Mr. Deford’s extensive background and experience in Healthcare IT brings industry insight to the Board. Based on his experience and background, the Board has concluded that Mr. DeFord is qualified to serve as a director of the Company.

Joseph J. Flynn, 51. Mr. Flynn has been a member of the Company’s Board since 2003 and has served as the Company’s Chief Executive Officer since September 2009. This is his second term of service as the Chief Executive Officer of the Company, having previously served in this capacity from 2004 to 2006. As our Chief Executive Officer, Mr. Flynn is responsible for executive management and leadership, strategic direction and stockholder relations. Mr. Flynn has over 20 years of experience in leading large international service operations in business media, software, and technology firms. During his hiatus from the Company, Mr. Flynn was the Vice President of the Sport Group for the Nielsen Company.

Mr. Flynn’s experience in service-based organizations together with his historical perspective of the Company has given him extensive knowledge of the business model and brings leadership and unique perspective to our Board.  Based on his experience and background, the Board has concluded that Mr. Flynn is qualified to serve as a director of the Company.

Michael McMillan, 60. Mr. McMillan co‐founded CynergisTek in 2004 and served as its CEO since its inception. He became Auxilio’s President and Chief Strategy Officer this January. Mr. McMillan brings nearly 40 years of combined intelligence, security countermeasures and consulting experience from positions within the government and private sector and has worked in the healthcare industry since his retirement from the federal government in 2000.  He is a member of CHIME's AEHIS Advisory Board, recognized as a HIMSS Fellow and former Chair of the HIMSS Privacy & Security Policy Task Force.

He currently sits on several other advisory boards, including HIT Exchange HealthTech Industry, HCPro Editorial Advisory Board, HealthInfoSecurity Editorial Advisory Board, and HealthCare's Most Wired™ Survey Advisory Board. Mr. McMillan also presents regularly at industry association events, such as CHIME, HCCA, HIMSS and AHIMA, and was a contributing author to the HIMSS book, "Information Security in Healthcare: Managing Risk." Mr. McMillan served as Director of Security for two separate defense agencies, and sat on numerous interagency intelligence and security countermeasures committees while serving in the U.S. government.

Mr. McMillan holds a Master of Arts degree in National Security and Strategic Studies from the U.S. Naval War College and a Bachelor of Science degree in Education from Texas A&M University. Mr. McMillan is a retired Lt. Colonel with the USMC. He is a graduate of the Senior Officials in National Security program at the JF Kennedy School of Government at Harvard University and a 1993/4 Excellence in Government Fellow.

Mr. McMillan brings many years of entrepreneurial experience in Cybersecurity consulting. Based on his experience and background, the Board has concluded that Mr. McMillan is qualified to serve as a director of the Company.

Dr. Michael G. Mathews, 48. Dr. Mathews has been a member of the Board since January 2017. Dr. Mathews co-founded CynergisTek and has served as its President and Chief Operating Officer since 2004, directing all facets of service delivery and the day-to-day operations of the company. He has also been the chief technologist and a subject matter expert in information security architecture and assessments, risk analysis, policy development, network security, and host-based security across the financial, healthcare, pharmaceutical, Internet, telecommunication, and defense industries. He is the former Chief Security Officer at Parkland Health and Hospital System. He became Auxilio’s EVP of Security Operations this January.

Previously, Dr. Mathews served as Master Security Architect for Exodus Communications where, among other customers, he worked with Visa USA to write the original Cardholder Information Security Program (CISP) audit standard for third parties (which has subsequently evolved into the current Payment Card Industries – Data Security Standard (PCI-DSS)). Before joining Exodus, Dr. Mathews was Senior Network Engineer for TRW Space & Defense, where he provided services to the United States Air Force and National Security Agency.

Dr. Mathews holds a Ph.D. in chemical physics from Tulane University and a Bachelor of Science in chemistry and philosophy from Spring Hill College. His certifications include CCIE, CISM, CISSP, CGEIT, CRISC, RHCE, SCNA/SCSA, MCSE2K.

Dr. Mathews brings many years of entrepreneurial experience in Cybersecurity consulting. Based on his experience and background, the Board has concluded that Dr. Mathews is qualified to serve as a director of the Company.

Theresa Meadows, 47. Ms. Meadows joined the Board in April, 2017. Since 2010, Ms. Meadows has been the Senior Vice President and Chief Information Officer for Cook Children’s Health Care System in Fort Worth, Texas. She leads teams covering areas such as infrastructure, applications, telecommunications, and program management.

Prior to joining Cook Children’s, her career included serving in roles as a registered nurse in a Cardiac Transplant Unit; healthcare consulting, project management, and leadership positions at a web development company and a large electronic medical record company. Ms. Meadows also served as a Regional Director for Ascension Health Information Services where she not only led software implementations but was instrumental in the development of Communities of Excellence.

Ms. Meadows currently serves as the Co-Chair for the Health and Human Services Healthcare Cybersecurity Task Force which is charged in creating recommendations in improving cybersecurity posture in the healthcare industry. Ms. Meadows currently serves on the NetApp Healthcare CXO Advisory Board and is a member of the McKesson Innovation Leadership Council.  She served as chair for the North Texas Healthcare Information and Quality Collaborative (NTHIQC). Ms. Meadows has published several articles and her organization was the first to participate in the CHIME case study publications on their successful implementation of bar-coded medication verification.

Ms. Meadows has a master’s degree in healthcare informatics from the University of Alabama at Birmingham; and a bachelor’s degree in nursing from the University of Alabama at Birmingham.  She is an active member of the Children’s Hospital Association CIO Council; is a Fellow in the Healthcare Information and Management Systems Society (HIMSS); is a Fellow in the American College of Healthcare Executives (ACHE) and is an active member of the College of Health Information Management Executives (CHIME).  Ms. Meadows is a graduate of CIO Bootcamp and is a credentialed by CHIME as a Certified Healthcare CIO (CHCIO).

Ms. Meadows brings years of experience in Healthcare IT. Based on her experience and background, the Board has concluded that Ms. Meadows is qualified to serve as a director of the Company.

Mark Roberson, 52. Mr. Roberson is a finance and operations leader who brings deep experience with microcap and public company finance and governance. Since 2015, Mark has served as the Chief Operating Officer of Chanticleer Holdings, Inc., a NASDAQ-listed restaurant operating company. He previously served as the Chief Executive Officer and Chief Financial Officer of PokerTek, Inc., a NASDAQ-listed gaming technology company. He has over 20 years of financial and operational management experience, including Curtiss-Wright, Inc. a NYSE-listed aerospace and defense contractor, Krispy Kreme Doughnut Corporation, a NYSE-listed fast-casual restaurant franchisor and operator, and LifeStyle Furnishings International, a $2 billion private equity backed furniture manufacturer. Mr. Roberson is a CPA who started his career with Ernst & Young and  PricewaterhouseCoopers where he managed the firm’s regional health care practice. He earned an MBA from Wake Forest University, a BS in Accounting from UNC-Greensboro and a BS in Economics from Southern Methodist University.

Mr. Roberson brings many years of financial experience in the public sector. Based on his experience and background, the Board has concluded that Mr. Roberson is qualified to serve as a director of the Company.

Board Meeting and Attendance

During fiscal year 2016, our Board held fourteen meetings in person or by telephone. Members of our Board were provided with information between Board meetings regarding the Company’s operations and were consulted on an informal basis with respect to pending business. Each director attended at least 85% of the total number of Board meetings and the meetings held by all committees of our Board on which such director served during the year.

Director Independence

The Board, in the exercise of its reasonable business judgment, has determined that the following nominees for election to the Board meet the definition of “independent” pursuant to the applicable NYSE MKT and SEC rules and regulations:  John D. Abouchar, Drexel DeFord Jr., Theresa Meadows and Mark Roberson.

Board Leadership Structure

We have chosen to split the roles of Chairman of the Board and Chief Executive Officer. Mr. Flynn serves as Chief Executive Officer while Mr. Abouchar is currently the non-executive Chairman of the Board. The Board has historically sought to ensure that a majority of its members are independent. The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

Board’s Role in Risk Management

The Board provides oversight with respect to our management of risk, both as a whole and through its standing committees. The Board typically reviews and discusses with management at each of its regular quarterly meetings, information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve. At least annually, the Board reviews and discusses an overall risk assessment conducted by management and the strategies and actions developed and implemented by management to monitor, control and mitigate such risks.

The Audit Committee of our Board also provides risk oversight, focusing in particular on financial and credit risk. The Audit Committee oversees the management of such risks, generally as part of its responsibilities related to the review of our financial results and our internal control over financial reporting, and specifically in connection with its consideration of particular actions being contemplated by us, such as financing activities. The Compensation Committee has responsibility for overseeing the management of risk related to our compensation policies and practices. The Compensation Committee considers risks associated with our business in developing compensation policies and the components of our executive compensation program, and periodically reviews and discusses assessments conducted by management with respect to risk that may arise from our compensation policies and practices for all employees.

Committees of the Board

Compensation Committee

The Compensation Committee is presently composed of Brooks A. Corbin, who serves as chairperson, John D. Abouchar, Michael Vanderhoof, Drexel DeFord Jr., and Mark Roberson.  The Board has determined that all five members meet the definition of “independent” pursuant to NYSE MKT Rule 803.   The term of Messrs. Corbin and Vanderhoof will conclude at the Annual Meeting.  The Board intends to promptly fill the vacancies created by the departure of Messrs. Corbin and Vanderhoof on the Compensation Committee.  Pursuant to the authority delegated to it by the Board, the Compensation Committee reviews the performance of our executive officers and establishes overall employee compensation policies. The Compensation Committee also reviews and recommends compensation levels for our directors and our corporate officers, including salary, bonus, and stock option grants. The compensation levels recommended by the Compensation Committee are ratified by the Board. The Compensation Committee may not delegate its responsibilities, and our executive officers are not involved in determining or recommending the amount or form of executive and director compensation. The Compensation Committee met once during the fiscal year ended December 31, 2016.  The Compensation Committee did not engage a compensation consultant to assist in determining the amount or form of executive and director compensation paid during the year ended December 31, 2016.  The Compensation Committee operates under a written charter adopted by the Board, a copy of which is attached as Appendix A to this Proxy Statement and is also available on our Company website at www.auxilioinc.com under “Corporate Governance.”

Audit Committee

The Audit Committee is presently composed of Mark Roberson, who serves as chairperson, John D. Abouchar and Brooks A. Corbin, all of whom meet the definition of “independent” pursuant to NYSE MKT Rule 803.  The Board has also determined that Mark Roberson is an “audit committee financial expert,” as defined by the SEC rules. The term of Mr. Corbin will conclude at the Annual Meeting.  The Board intends to promptly fill the vacancy created by the departure of Mr. Corbin on the Audit Committee.  The functions of the Audit Committee include, among other things, reviewing our annual and quarterly financial statements, reviewing related party transactions, reviewing and discussing the results of each audit and quarterly review with our independent registered public accountants, and discussing the adequacy of our accounting and control systems. The Audit Committee met four times during the fiscal year ended December 31, 2016. The Audit Committee operates under a written charter adopted by the Board, a copy of which is attached as Appendix B to this Proxy Statement and is also available on our Company website at www.auxilioinc.com under “Corporate Governance.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of Mark Roberson, who serves as chairperson, John D. Abouchar, Brooks A. Corbin, Michael Vanderhoof and Drexel DeFord, Jr., all of whom meet the definition of “independent” pursuant to NYSE MKT Rule 803.  The term of Messrs. Corbin and Vanderhoof will conclude at the Annual Meeting.  The Board intends to promptly fill the vacancies created by the departure of Messrs. Corbin and Vanderhoof on the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board, a copy of which is attached as Appendix C to this Proxy Statement and is also available on our Company website at www.auxilioinc.com under “Corporate Governance.”  The Nominating and Corporate Governance Committee met one (1) time during the fiscal year ended December 31, 2016.

Nomination of Directors

Nominees for the Board at the Annual Meeting were recommended by our Nominating and Corporate Governance Committee and approved by the Board. In identifying potential nominees, the Nominating and Corporate Governance Committee took into account such factors as it deemed appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management, director independence, and the need for specialized expertise.  The Nominating and Corporate Governance Committee does not have a formal diversity policy; in addition to the foregoing, it considers race and gender diversity in selection of qualified candidates .

The Nominating and Corporate Governance Committee seeks to identify director nominees through a combination of referrals, including referrals provided by management, existing members of the Board and our stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Nominating and Corporate Governance Committee, c/o Chief Financial Officer, Auxilio, Inc., 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691. All referrals will be compiled by the Chief Financial Officer and forwarded to the Nominating and Corporate Governance Committee for their review and consideration. At a minimum, a recommendation should include the individual’s name, current and past business experience, professional affiliations, age, stock ownership in the Company, particular business qualifications, and such other information as the stockholder deems relevant to assist the Nominating and Corporate Governance Committee in considering the individual’s potential service as a director.

Communications with the Board

Stockholders may communicate with the Board or any individual director by sending written communications addressed to the Board, or to the individual member of the Board, c/o Chief Financial Officer, Auxilio, Inc., 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691. All communications are compiled by the Chief Financial Officer and forwarded to the Board or the individual director(s) accordingly.

Code of Ethics

We have adopted a “code of ethics” as defined in Item 406(b) of the SEC’s Regulation S-K that applies to all our employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of our Code of Business Conduct and Ethics is attached as Exhibit 14 to our Form 10-K for the year ended December 31, 2016, filed with the SEC on March 29, 2017, and is available upon written request to the Company’s Secretary at 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691, Attn: Corporate Secretary.

Review and Approval of Transactions with Related Parties

In accordance with our Audit Committee procedures, the Audit Committee of our Board reviews and approves all transactions that are required to be reported under Item 404(a) of Regulation S-K.

Director Attendance at Annual Meetings

Directors are encouraged to attend annual meetings of stockholders. Three directors attended the Company’s 2016 annual meeting of stockholders.

EXECUTIVE OFFICERS

Our current executive officers are as follows:

Name	Age	Position
Joseph J. Flynn	51	Chief Executive Officer
Michael McMillan	60	President
Paul T. Anthony	46	Chief Financial Officer, Secretary and Treasurer

All officers serve at the discretion of the Board.

For additional information with respect to Messrs. Flynn and McMillan, who also serve as a members of our Board, please refer to their profiles set forth above under the section titled “ELECTION OF DIRECTORS.”

Paul T. Anthony. Paul T. Anthony was hired as our Chief Financial Officer on January 3, 2005. Mr. Anthony also serves as our Secretary and Treasurer.  Prior to joining the Company, Mr. Anthony served as Vice President, Finance and Corporate Controller with Callipso, a provider of voice-over IP based network services. During his tenure at Callipso, Mr. Anthony was responsible for all of the financial operations including accounting, finance, investor relations, treasury, and risk management. Before joining Callipso, Mr. Anthony was the Controller for IBM-Access360, a provider of enterprise software. Mr. Anthony joined Access360 from Nexgenix, Inc. where he served as Corporate Controller. Prior to this, Mr. Anthony held numerous positions in Accounting and Finance at FileNET Corporation, a provider of enterprise content management software applications. Mr. Anthony started his career at KPMG Peat Marwick LLP in Orange County in the Information, Communications & Entertainment practice. He is a certified public accountant and holds a Bachelor of Science in Accounting from Northern Illinois University.

Legal Proceedings

No director or executive officer has been involved in any legal proceeding during the past ten years that is material to an evaluation of his or her ability or integrity.

Family Relationships

There are no family relationships among any of our directors and executive officers.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table discloses the compensation received in each of the last two fiscal years by our “Named Executive Officers.”  Our Named Executive Officers include persons who (i) served as our principal executive officer during the most recent fiscal year, (ii) were serving at fiscal year-end as our two most highly compensated executives, other than the principal executive officer, and (iii) if applicable, individuals for whom disclosure would have been provided as a most highly compensated executive, but for the fact that the individual was not serving as an executive at fiscal year-end.

Name and Principal Position	Year	Salary ($)	Bonuses ($)(1)	Stock Awards ($)	Option / Warrant Awards ($)(2)	All Other Compensation ($)	Total ($)
Joseph J. Flynn (3)	2016	$300,000	$ 112,500	-	$86,031	-	$498,531
Chief Executive Officer	2015	$288,750	$150,000	-	$63,221	-	$501,971

Paul T. Anthony (4)	2016	$ 245,000	$123,300	-	$42,192	-	$410,492
Chief Financial Officer, Secretary and Treasurer	2015	$ 236,250	$108,000	-	$35,056	$5,234	$384,540

Sean T. Hughes (5)	2016	$261,458	$ 96,516	-	$37,843	-	$395,817
Executive Vice President of Operations	2015	$250,000	$ 102,535	-	$37,687	-	$390,222

(1) Bonuses include amounts earned by the individual and accrued by the Company in the year listed but paid to the individual in the subsequent year.

(2) A discussion of the methods used in calculation of these values may be found in Notes 7 through 9 to the consolidated financial statements which is in Part 2, Item 7 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the fiscal years ended December 31, 2016 and December 31, 2015, computed in accordance with ASC Topic 718, excluding the forfeiture assumption.

(3) On August 31, 2009, Mr. Flynn rejoined the Company as our Chief Executive Officer.

(4) Mr. Anthony joined the Company in 2005 and currently serves as Chief Financial Officer, Secretary and Treasurer.

(5) Mr. Hughes joined the Company in 2014 and currently serves as our Executive Vice President of Operations.

Narrative to Summary Compensation Table

Joseph J. Flynn

Effective January 1, 2016, we entered into an employment agreement with Mr. Flynn (the “2016 Flynn Agreement”). The 2016 Flynn Agreement provides that Mr. Flynn will continue his employment as our President and CEO (Mr. Flynn resigned as President in January 2017).  The 2016 Flynn Agreement has a term of two years, provides for an annual base salary of $300,000, and will automatically renew for subsequent twelve (12) month terms unless either party provides advance written notice to the other that such party does not wish to renew the agreement for a subsequent twelve (12) months.  Mr. Flynn also receives the customary employee benefits available to our employees. Mr. Flynn is also entitled to receive a bonus of up to $180,000 per year, the achievement of which is based on Company performance metrics.  We may terminate Mr. Flynn’s employment under the Flynn Agreement without cause at any time on thirty (30) days advance written notice, at which time Mr. Flynn would receive severance pay for twelve months and be fully vested in all options and warrants granted to date.  The foregoing summary of the 2016 Flynn Agreement is qualified in its entirety by reference to the full context of the employment agreement, which is found as Exhibit 10.31 to our Annual Report on Form 10-K filed with the SEC on March 30, 2016.

Paul T. Anthony

Effective January 1, 2016, we entered into an employment agreement with Mr. Anthony (the “2016 Anthony Agreement”). The 2016 Anthony Agreement provides that Mr. Anthony will continue to serve as our Executive Vice President (“EVP”) and CFO. The 2016 Anthony Agreement has a term of two years, and provides for an annual base salary of $245,000. The 2016 Anthony Agreement will automatically renew for subsequent twelve (12) month terms unless either party provides advance written notice to the other that such party does not wish to renew the agreement for a subsequent twelve (12) months.  Mr. Anthony also receives the customary employee benefits available to our employees. Mr. Anthony is also entitled to receive a bonus of up to $132,000 per year, the achievement of which is based on Company performance metrics.  We may terminate Mr. Anthony’s employment under the 2016 Anthony Agreement without cause at any time on thirty (30) days advance written notice, at which time Mr. Anthony would receive severance pay for twelve months and be fully vested in all options and warrants granted to date.  The foregoing summary of the 2016 Anthony Agreement is qualified in its entirety by reference to the full context of the employment agreement, which is found as Exhibit 10.32 to our Annual Report on Form 10-K filed with the SEC on March 30, 2016. In 2017 the Board of Directors authorized an increase in Mr. Anthony’s base salary to $250,000 and increased his potential annual bonus amount to $150,000.

Sean T. Hughes

Effective January 1, 2016, the Company entered into an employment agreement with Mr. Sean Hughes (the “Hughes Agreement”). The Hughes Agreement provides that Mr. Hughes will continue his employment as our Executive Vice President of Operations. The Hughes Agreement had a term of two years. For the calendar year 2016 Mr. Hughes’ annual base salary was $262,500, Mr. Hughes also received the customary employee benefits available to our employees. In January 2016, Mr. Hughes was granted options to purchase 25,000 shares of Common Stock with a strike price set at $3.03. The options are earned based upon the Company achieving certain performance targets in fiscal year 2016. The vesting schedule of these options would be over three years starting in 2017. The calendar year 2016 performance metrics were met. Mr. Hughes is also entitled to receive a bonus of up to $144,000 per year, the achievement of which is based on Company performance metrics.  We may terminate Mr. Hughes’ employment under the 2016 Hughes Agreement without cause at any time on thirty (30) days advance written notice, at which time Mr. Hughes would receive severance pay for six months and be fully vested in all options and warrants granted to date.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR-END (1)

		Option and Warrant Awards
Name	Type of Instrument	Number of Securities Underlying Unexercised Options and Warrants Exercisable (#)	Number of Securities Underlying Unexercised Options and Warrants Unexercisable (#)(2)	Number of Securities Underlying Unexercised Options and Warrants	Equity Incentive Plan Awards	Exercise Price ($)	Expiration Date
Joseph J. Flynn	Stock Option	2,500	-	-	-	$2.13	7/1/2017
	Stock Option	1,667	-	-	-	$3.75	11/8/2017
	Stock Option	1,667	-	-	-	$5.10	4/2/2018
	Stock Option	834	-	-	-	$5.49	5/8/2018
	Stock Option	834	-	-	-	$5.40	8/7/2018
	Stock Option	834	-	-	-	$6.45	9/2/2018
	Stock Option	834	-	-	-	$2.34	11/6/2018
	Stock Option	834	-	-	-	$1.65	2/5/2019
	Stock Option	834	-	-	-	$1.65	3/19/2019
	Stock Option	834	-	-	-	$3.03	5/7/2019
	Stock Option	84,167	-	-	-	$1.80	8/5/2019
	Stock Option	834	-	-	-	$2.40	11/5/2019
	Stock Option	16,667	-	-	-	$3.30	12/31/2020
	Stock Option	33,334	-	-	-	$2.28	1/3/2022
	Stock Option	27,778	-			$2.82	5/16/2023
	Stock Option	11,111	22,223			$3.00	2/3/2026
	Stock Option	33,333	66,667			$2.55	4/1//2026
	Warrant (3)	116,668	-	-	-	$3.03	12/30/2023

Paul T. Anthony	Stock Option	40,000	-	-	-	$1.41	1/9/2017
	Stock Option	50,000	-	-	-	$3.75	11/8/2017
	Stock Option	83,334	-	-	-	$2.40	11/5/2019
	Stock Option	50,000	-	-	-	$3.15	11/4/2020
	Stock Option	16,667	-	-	-	$3.03	12/31/2020
	Stock Option	16,667	-	-	-	$2.28	1/3/2022
	Warrant (3)	77,779	-	-	-	$3.03	12/30/2023

Sean T. Hughes	Stock Option	44,446	22,222	-	-	$3.99	7/31/2024
	Stock Option	8,333	16,667	-	-	$3.06	1/28/2026

(1) Options and warrants shown in this table were granted between 2007 and 2016. There are no outstanding stock awards for any Named Executive Officer. As such, these columns are omitted from this Table of Outstanding Equity Awards.

(2) Unless otherwise indicated, all options vest in cumulative annual installments of one-third of the shares commencing one year from the date of grant.

(3)  These warrants were granted on January 16, 2013, and vested according to financial performance measures as further described in the narratives to the summary compensation table.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2016, with respect to the Company’s equity compensation plans under which equity securities of the Company are authorized for issuance.

Plan	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuances Under Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	1,454,242	$2.87	398,071
Equity compensation plans not approved by security holders (2)	326,249	$3.15	-
Total	1,780,491		398,071

(1) These plans consist of the 2001 Stock Option Plan, the 2003 Stock Option Plan, the 2004 Stock Option Plan, the 2007 Stock Option Plan and the 2011 Stock Incentive Plan.

(2) From time to time and at the discretion of the Board, we may issue warrants and stock options to our key individuals or officers as performance-based compensation.

DIRECTOR COMPENSATION FOR 2016

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John D. Abouchar	37,500	—	6,901	—	—	—	44,401
Edward B. Case (2)	10,000	—	—	—	—	—	10,000
Brooks Corbin	17,000	—	—	—	—	—	17,000
Drexel DeFord, Jr.	7,500	—	6,668	—	—	—	14,168
William Leonard (3)	8,500	—	—	—	—	—	8,500
Brian Mulvaney (4)	7,500	—	—	—	—	—	7,500
John D. Pace (5)	64,500	—	—	—	—	—	64,500
Mark Roberson	10,000	—	6,668	—	—	—	16,668
Michael Vanderhoof	16,000	—	—	—	—	—	16,000

(1) A discussion of the methods used in the calculation of these values may be found in Note 8 to the consolidated financial statements which is in Part 2, Item 9 of our 2016 Annual Report on Form 10-K. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the 2016 fiscal year computed in accordance with ASC Topic 718.

(2) Mr. Case’s term ended on May 19, 2016.

(3) Mr. Leonard’s term ended on March 21, 2016.

(4) Mr. Mulvaney’s term ended on March 21, 2016

(5) Mr. Pace’s term ended on May 19, 2016.

Narrative to Director Compensation Table

The Company compensates its non-employee directors for their service on the Board with an initial grant of a stock option to purchase 8,334 shares of Common Stock.

Effective January 1, 2016 the Board adopted the following cash compensation structure:

Board role	Annual amount per recipient
Board member unassigned to a committee	$15,000
Audit Committee Chairman	$20,000
Audit Committee Members	$17,000
Compensation Committee Chairman	$17,000
Compensation Committee Members	$15,000
Chairman of the Board	$75,000

Each Board member will receive the amount related to the highest paying Board role they hold. The compensation will be paid in two payments with the first payment made in January and the second payment made beginning of July (assuming confirmation of board members election by the stockholders in the annual stockholder meeting in May or June, as applicable).  Any additional compensation for special committees or other items will be determined on a case by case basis by the Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board reviews and establishes compensation strategies and programs to ensure that the Company attracts, retains, properly compensates, and motivates qualified executives and other key associates. The Committee consists of Brooks Corbin, who is the Chairman, John D. Abouchar, Drexel DeFord, Jr., Mark Roberson, and Mike Vanderhoof. No member of the Compensation Committee is an employee or officer.

The philosophy of the Compensation Committee is (i) to provide competitive levels of compensation that integrate pay with the individual executive’s performance and the Company’s annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the healthcare services industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company’ long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options. The compensation of our executive officers is currently comprised of annual base salary, a bonus plan pursuant to certain performance criteria being achieved, and long-term performance incentives in the form of stock option grants under the stock option plans.

Chief Executive Officer Compensation. The Compensation Committee set Mr. Flynn’s base salary at $300,000 for the 2016 fiscal year. Mr. Flynn also earned $112,500 in annual bonus for 2016, stemming from the achievement of Company performance metrics for that year.

Mr. Flynn was also granted warrants to purchase 150,000 shares of Common Stock on January 16, 2013 with a strike price set at $3.03, the market price of our Common Stock on such date, which vest if certain annual performance targets of the Company are met.  The performance target was achieved for 2013 and as such the warrant vested with respect to 50,000 shares of Common Stock.  Effective January 1, 2014, the vesting schedule for such warrants was revised.  The revision spreads the vesting date of the remaining 100,000 unvested warrants from 50,000 on January 1, 2015, and 50,000 on January 1, 2016, to 33,333 on January 1, 2015, 33,333 on January 1, 2016 and 33,334 on January 1, 2017. The performance targets were not achieved for 2014 and as such the warrant did not vest with respect to 33,333 shares of Common Stock, which were subsequently cancelled in August 2015. The performance target was achieved for 2015 and as such the warrant vested with respect to 33,333 shares of Common Stock. The remaining warrants vested based on achievement of certain financial performance metrics of the Company in calendar year 2016.

In April 2016, Mr. Flynn was granted a stock option to purchase 100,000 shares of Company stock at a strike price set at $2.55, the market price of our Common Stock on such date. This stock option has a three-year vesting period.

The Compensation Committee set Mr. Flynn’s base salary at $300,000 for the 2017 calendar year along with an annual bonus of up to $180,000, the achievement of which is based on Company performance metrics.

By the Compensation Committee,

Brooks Corbin, Chair

Michael Vanderhoof

John D. Abouchar

Drexel DeFord

Mark Roberson

April 2 5 , 2017

BENEFICIAL OWNERSHIP OF SECURITIES

The following table and the notes thereto set forth certain information regarding the beneficial ownership of our Common Stock as of March 31, 2017, by (i) each current director and director nominee; (ii) each executive officer named in the summary compensation table included herein who was serving as an executive officer at the end of the 2016 fiscal year; (iii) all of our current directors, director nominees and executive officers as a group; and (iv) each person who is known by us to be a beneficial owner of five percent or more of our Common Stock, which is our only class of stock outstanding. Unless otherwise noted, each of the following disclaims any beneficial ownership of the shares, except to the extent of his, her or its pecuniary interest, if any, in such shares.

	Shares Beneficially Owned
Name and Address of Beneficial Owner (1)	Number (2)	Percent
Directors, director nominees and executive officers:

John D, Abouchar	34,779	*
Paul T. Anthony (3)	318,497	3.3
Brooks A. Corbin (4)	5,556	*
Joseph J. Flynn (5)	387,329	4.0
Sean T. Hughes	52,779	*
Dr. Michael Mathews	583,334	6.2
Michael McMillan	583,334	6.2
Theresa Meadows	-	-
Mark Roberson	-	-
Michael Vanderhoof (6)	516,676	5.5

All directors, director nominees and executive officers, as a group	2,482,284	24.5

5% Shareholders

William Leonard	579,449	6.2

* Less than 1% of the outstanding shares of Common Stock.

(1) The address for all officers and directors is c/o Auxilio, Inc., 27271 Las Ramblas, Suite 200, Mission Viejo, CA 92691.

(2) Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law).  The percentages are based upon 9,379,477 shares outstanding as of March 31, 2017, except for certain parties who hold stock options and warrants that are presently exercisable or exercisable within 60 days, and/or who hold convertible promissory notes which may be converted into Common Stock within 60 days, whose percentages are based upon the sum of shares outstanding as of March 31, 2017 plus the number of shares subject to stock options, warrants and convertible notes that are presently exercisable or exercisable within 60 days held by them, or which may be converted into Common Stock, as indicated in the following notes.

(3) Includes 77,778 shares issuable upon exercise of warrant agreements.

(4) Includes 2,778 shares issuable upon exercise of stock options exercisable within 60 days.

(5)  Includes 116,667 shares issuable upon exercise of warrant agreements. Also includes 33,333 shares issuable upon exercise of stock options exercisable within 60 days.

(6) Michael Vanderhoof is a principal in Cambria Investment Fund, L.P. Cambria Investment Fund, L.P. currently owns 168,768 shares of Common Stock. Mr. Vanderhoof expressly disclaims beneficial ownership of these securities, except to the extent he has a pecuniary interest therein resulting from his position as a principal of Cambria Investment Fund, L.P.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and ten-percent stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, during the 2016 fiscal year, all of the Company’s officers, directors and tenpercent stockholders complied with all applicable Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

None

PROPOSAL 2

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

         The following proposal is an advisory, non-binding vote on the compensation of the Company’s Named Executive Officers, or a “Say-on-Pay” proposal, as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. The Company presents the resolution set forth below for approval by the stockholders.

         We believe that our compensation policies and procedures are competitive, are focused on pay for performance principles and are strongly aligned with the long-term interests of our stockholders. In addition, our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

        We encourage you to closely review the compensation of our “Named Executive Officers” as described in this Proxy Statement under “Executive Compensation.” Stockholders are encouraged to read this section of the Proxy Statement, which discusses the compensation of our Named Executive Officers.

We seek to attract and retain experienced, highly qualified executives critical to the Company’s long-term success and enhancement of stockholder value.  The Board believes the Company’s compensation policies and procedures achieve this objective, and therefore recommend stockholders vote “FOR” the proposal.  Specifically, stockholders are being asked to approve the following:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.”

Because your vote is advisory, it will not be binding upon our Board and may not be construed as overruling any decision by the Board or create or imply any additional fiduciary duty by the Board. However, the Board and Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote their shares in this manner.  The Board of Directors will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

        THE BOARD RECOMMENDS A VOTE “FOR” THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 3

AMENDMENT OF THE 2011 STOCK INCENTIVE PLAN

On May 19, 2011, our stockholders approved the Auxilio 2011 Stock Incentive Plan (the “2011 Plan”). The purpose of the 2011 Plan is to assist us in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us and our subsidiaries and affiliates. We are proposing to amend the 2011 Plan as described in this proposal. The 2011 Plan is intended to enable those persons to acquire or increase an ownership interest in us in order to strengthen the mutuality of interests between them and our stockholders, and to provide those such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

As of the record date of the 2017 Annual Meeting, we had 1,990,000 shares of Common Stock authorized for issuance under the 2011 Plan, of which 319,576 shares remain available for future issuance under the 2011 Plan.

In order to continue to provide the appropriate equity incentives to individuals which hold Options, Restricted Stock or Stock Appreciation Rights (each as defined in the 2011 Plan) granted pursuant to the 2011 Plan (each such holder a “Participant”) in the future, on March 21, 2017 and April 25 2017, the Board approved, subject to stockholder approval at this Annual Meeting, an amendment of the 2011 Plan to increase the number of shares of Common Stock reserved for issuance under the 2011 Plan by 1,000,000 shares from 1,990,000 to 2,990,000 shares and to place a limitation on the number of Awards which may be offered to Participants under the 2011 Plan in any calendar year to 200,000 shares (the “Amendment”).

Purposes of the Proposal

The Board has determined that it is very important that the Company continue to maintain an equity incentive plan that provides us with sufficient flexibility to create meaningful incentives for our senior executives and other employees and to have a sufficient number of shares available for incentive and compensation awards. Accordingly, the Board believes that approval of the Amendment is of critical importance to the Company and the creation of stockholder value.

The Board believes that the 2011 Plan, as amended by the Amendment:

• aligns the long-term interests of key employees and stockholders by creating a direct link between key employee compensation and stockholder return;

• enables key employees to develop and maintain a substantial stock ownership in the Company; and

• provides incentives for key employees to contribute to our success.

Based on an analysis of the importance of long-term incentives in supporting the key objectives of our equity compensation program, management recommended, and the Board approved the proposed increase of 1,000,000 shares authorized for issuance under the 2011 Plan , as well as a limit on the number of Awards which may be granted to individual Participants to two hundred thousand (200,000) shares during any calendar year .

The Board has adopted the Amendment, subject to stockholder approval. Our Board recommends a vote for approval of the Amendment because it will allow us to continue to use equity-based incentives and promote the goals of our compensation strategy , while limiting the number of Awards that can be granted to any one recipient in a calendar year . Absent such approval, the Amendment will not become effective, and the 2011 Plan will remain in place, with fewer shares available for use in granting A wards , and without the imposed limitations on the number of Awards that could be granted under the 2011 Plan .

Summary of the 2011 Plan

The key features of the 2011 Plan are summarized below. A copy of the 2011 Plan is attached as Annex B to our Proxy Statement filed with the SEC on April 7, 2011.  A copy of the Amendment is attached as Appendix D to this Proxy Statement. We encourage you to read the 2011 Plan, as amended by the Amendment, in its entirety and this summary is qualified in its entirety by the text of the full 2011 Plan and Amendment. By voting in favor of this proposal, you will be voting to approve the adoption of the Amendment and the material terms of the Amendment for purposes of qualifying awards thereunder as performance-based compensation under Section 162(m) of the Code.

Key Features of the 2011 Plan

The 2011 Plan contains features that the Board believes are consistent with the interests of our stockholders and sound governance principles.  These features include the following:

• Administration. The Board has general administrative authority for the 2011 Plan, and may delegate such authority to a committee of two or more members of the Board.  The Board has broad authority under the 2011 Plan including the authority to select Participants and determine A wards , establish the terms and conditions of A wards , and make certain adjustments to A wards .

• Eligibility. All employees, members of the Board (whether or not employed by Auxilio or an affiliated company) and service providers are eligible to receive A wards under the 2011 Plan, which person, upon receipt of an A ward , shall be referred to as a Participant.

• Types of Awards. The Administrator may grant stock options, restricted stock or stock appreciation rights (each an “Award” and collectively, “Awards”) to eligible Participants under the 2011 Plan.

• Performance-Based Compensation. The 2011 Plan is structured to permit A wards that satisfy the performance-based compensation requirements of Section 162(m) of the Code so as to enhance deductibility of compensation provided under the 2011 Plan.

Shares Subject to the 2011 Plan and Limits on Awards

Under the 2011 Plan, 1,990,000 shares of Common Stock are reserved for issuance, of which 319,576 remain available for new issuances, as of April 17, 2017. If the Amendment is approved at this Annual Meeting, the total number of shares of Common Stock reserved under the 2011 Plan would be increased by 1,000,000 shares to an aggregate of 2,990,000 (with approximately 1,319,576 remaining available for new issuances) . Any shares that are subject to Awards of stock options, stock appreciation rights, restricted stock, performance shares, deferred stock or other awards count against this limit as one share for every share granted. Under the 2011 Plan, no employee of the Company or an Affiliated Company is eligible to be granted Options or Stock Appreciation Rights covering more than $250,000 of shares of Common Stock during any calendar year.  Pursuant to the Amendment, the Company is also placing a limit on the total number of Awards which may be granted to Participants.  If the Amendment is adopted, t he maximum number of shares of Common Stock with respect to one or more A wards that may be granted to any Participant during any calendar year is 200,000.

Administration of the 2011 Plan

        The Board or a committee selected by the Board will administer the 2011 Plan.  The Committee must be comprised of at least two members of the Board. Performance-based A wards under the 2011 Plan must be made by a committee that consists solely of outside directors determined under Section 162(m) of the Code.  The term “Administrator” as used in this Proxy Statement refers to our Board.

        The Administrator shall have full power and authority, among other things:  (a) to determine the persons to whom, and the time or times at which A wards shall be granted, the number of shares of Common Stock to be represented by each stock option or stock appreciation rights agreement and the number of shares of Common Stock to be subject to each restricted stock purchase agreement, and the consideration to be received by the Company upon the exercise of such stock options or stock appreciation right or sale of restricted stock; (b) to interpret the 2011 Plan; (c) to create, amend or rescind rules and regulations relating to the 2011 Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, A ward agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any A ward agreement under the 2011 Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the 2011 Plan or in any A ward agreement; (g) to accelerate the vesting of any A ward or release or waive any of Auxilio’s repurchase rights with respect to any A ward ; (h) to extend the exercise date of any stock option or stock appreciation right (but not beyond the original expiration date); (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding A ward agreements to provide for, among other things, any change or modification which the Administrator could have included in the original A ward agreement or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the 2011 Plan, but only to the extent not contrary to the express provisions of the 2011 Plan.  Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the 2011 Plan shall be final and binding on Auxilio and all Participants.

Eligibility

Only employees of Auxilio or an affiliated company (including officers and members of the Board that are employees of Auxilio or an affiliated company) are eligible to receive incentive stock options under the 2011 Plan.  Employees, members of the Board (whether or not employed by Auxilio or an affiliated company) and service providers are eligible to receive nonqualified stock options, restricted stock or stock appreciation rights under the 2011 Plan.

Types of Awards

Awards that may be granted under the 2011 Plan include stock options, stock appreciation rights, or restricted stock.

 Stock Options.  A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share, which is referred to as the exercise price.  The exercise price of a stock option may not be less than the fair market value of a share of Common Stock on the date of grant.  The maximum term of a stock option is ten years from the date of grant.  A stock option may be either an incentive stock option or a nonqualified stock option.  Incentive stock option benefits are taxed differently from nonqualified stock options.  Incentive stock options are also subject to more restrictive terms and are limited in amount by the Code and the terms of the 2011 Plan.  Incentive stock options may only be granted to employees of Auxilio and an affiliated company.

 Stock Appreciation Rights.  A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right.  The Administrator will establish the base price at the time of grant of the stock appreciation right, which may not be less than the fair market value of a share of Common Stock on the date of grant.  The maximum term of a stock appreciation right is ten years from the date of grant.

Restricted Stock.  Under the 2011 Plan, “Restricted Stock” means shares of Common Stock issued pursuant the 2011 Plan, subject to any restrictions and conditions as are established pursuant to the 2011 Plan.  The Administrator has the authority to grant Restricted Stock under the 2011 Plan, subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant.  Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.  The Purchase Price (if any) of Restricted Stock shall be determined by the Administrator in its sole discretion.

Federal Income Tax Consequences of Awards Under the 2011 Plan

IRS Circular 230 Disclosure

To ensure compliance with requirements imposed by the IRS, we inform taxpayer that any tax discussion contained in this Proxy Statement was neither written nor intended to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax-related penalties under the Code.  The tax discussion contained in this Proxy Statement was written to support the promotion or marketing of the transactions or matters addressed by this Proxy Statement.  Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

The following is a summary of certain United States federal income tax consequences of participation in the 2011 Plan by U.S. taxpayers.  It is not a complete description of all relevant tax features of the 2011 Plan.  Federal tax laws are complex and subject to change.  Moreover, participation in the 2011 Plan may have consequences under state and local tax laws which may vary from the federal tax consequences described below.  For such reasons, we recommend that Participants consult a personal tax advisor to determine the specific tax consequences applicable to the Participant.  We intend, and this summary assumes, that all A wards granted under the 2011 Plan either will be exempt from or will comply with the requirements of Section 409A of the Code regarding nonqualified deferred compensation such that its income inclusion and tax penalty provisions will not apply to the Participants. The 2011 Plan and any A wards made under the 2011 Plan will be administered consistently with this intent. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant in connection with A wards (including any taxes and penalties under Section 409A) and we will have no obligation to indemnify or otherwise hold a Participant harmless from any such taxes or penalties.

Incentive Stock Options.  The following is a discussion of the United States Federal Income Tax Consequences of an A ward under the 2011 Plan that qualifies as an “incentive stock option” within the meaning of Section 422(b) of the Code.

Participants will not recognize taxable income under the 2011 Plan upon either the grant or the exercise of an incentive stock option.  Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an incentive stock option, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition.  As is discussed below, the exercise of an incentive stock option also may result in items of “tax preference” for purposes of the “alternative minimum tax.”

If a Participant sells or disposes of the shares the Participant received upon the exercise of an incentive stock option more than:

• one year after the date of exercise of the stock option; and

• two years after the date of grant of the stock option;

The Participant will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid.  However, a sale, exchange, gift or other transfer of legal title of such stock before the expiration of either the one year or two year period described above will constitute a “disqualifying disposition.”  A disqualifying disposition involving a sale or exchange will result in ordinary income to you in an amount equal to the lesser of:

• the fair market value of the stock on the date of exercise minus the exercise price, or

• the amount realized on disposition minus the exercise price.

If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized, in excess of the amount taxed as ordinary income as indicated above, will be taxed as capital gain.  A disqualifying disposition as a result of a gift will result in ordinary income to the Participant in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise.  Any loss realized upon a disqualifying disposition will be treated as a capital loss.  Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which is currently more than one year for long-term capital gains).  Auxilio will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the Participant as a result of the disqualifying disposition, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code.

If legal title to any shares acquired upon exercise of an incentive stock option is transferred by sale, gift or exchange, such transfer of legal title will be treated as a disposition for purpose of determining whether a “disqualifying disposition” has occurred.  However, certain transfers will not be treated as dispositions for such purposes, such as transfers to an estate or by inheritance upon the Participant’s death, a mere pledge or hypothecation, or a transfer into the Participant’s name and another person as joint tenants.

Section 55 of the Code imposes an “alternative minimum tax” on an individual’s income to the extent the amount of the alternative minimum tax exceeds the individual’s regular tax for the year.  For purposes of computing the alternative minimum tax, the excess of the fair market value (on the date of exercise) of the shares received upon the exercise of an incentive stock option over the exercise price paid is included in alternative minimum taxable income in the year the stock option is exercised.  If the shares are sold in the same calendar year that the stock option is exercised, the regular tax treatment and the alternative tax treatment will be the same.  If the shares are sold during a year subsequent to that in which the stock option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale.

If the Participant is subject to the alternative minimum tax in the year the Participant exercises an incentive stock option the Participant may, subject to certain limitations, claim as a credit against the Participant’s regular tax liability in future years a portion of the amount of alternative minimum tax paid that is attributable to the exercise of the incentive stock option.  This credit is available in the first year following the year of exercise in which the Participant has a regular tax liability.

The Administrator may permit the Participant to pay the exercise price of an incentive stock option by delivering shares of Common Stock that the Participant already owns, valued at their fair market value on the date of exercise.  Generally, if the exercise price of an incentive stock option is paid with already-owned shares or by a combination of cash and already-owned shares, the Participant will recognize no current taxable gain or loss on the already-owned shares exchanged.

A special rule applies, however, if the shares exchanged were previously acquired through the exercise of an incentive stock option and the applicable holding period requirements for favorable tax treatment of such shares have not been met at the time of the exchange.  In such event, the exchange is treated as a disqualifying disposition of such shares and will cause the Participant to recognize income in accordance with the rules described above for disqualifying dispositions.  If this special rule does not apply, then the new shares the Participant receives upon the exercise of the stock option that equal the number of old shares exchanged will have the same tax basis and holding period for capital gain purposes as the Participant’s basis and holding period in the old shares.  The balance of the shares the Participant receives upon exercise of the Participant’s stock option will have a tax basis equal to any cash the Participant paid, and if no cash was paid, the tax basis of such shares will be zero.  The holding period of the additional shares for capital gain purposes will commence on the date of exercise.  The holding period for purposes of the one-year and two-year periods described above will commence on the date of exercise as to all of the shares received upon the exercise of an incentive stock option.  If any of the shares subject to the basis allocation rules described above are subsequently transferred in a disqualifying disposition, the shares with the lowest tax basis will be treated as being transferred first.

Nonqualified Stock Options.  The following is a discussion of the United States Federal Income Tax Consequences of an A ward under the 2011 Plan that does not qualify as an “incentive stock option” within the meaning of Section 422(b) of the Code, which is referred to as a nonqualified or nonstatutory stock option.

The Participant will not recognize any taxable income upon the grant of a nonstatutory stock option.  Upon exercise, however, the Participant will recognize ordinary income in the amount by which the fair market value of the shares purchased exceeds, on the date of exercise, the exercise price paid for such shares.  If the Participant is an employee of the Company, the income recognized will be subject to income tax withholding by the Company out of the Participant’s  current compensation.  If such compensation is insufficient to pay the taxes due, the Participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation.  The Company will be entitled to a tax deduction equal to the amount of ordinary income the Participant recognizes provided certain reporting requirements are satisfied, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code.

If the Participant pays the exercise price of a nonstatutory stock option in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized as a result of such exercise.  If the exercise price is paid by delivering shares of Common Stock that the Participant already owns or by a combination of cash and already owned shares, the Participant will recognize no current taxable gain or loss on the already owned shares exchanged.  Nevertheless, the Participant will recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above.  The new shares that Participant receives that equal the number of old shares exchanged will have the same tax basis and holding period as the Participant’s basis and holding period in the old shares.  The balance of the shares the Participant receives will have a tax basis equal to any cash the Participant paid plus the amount of income the Participant recognizes as a result of such exercise, and will have a holding period commencing with the date of exercise.

        Upon the sale or disposition of shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the proceeds realized and the Participant’s basis in the shares will be a capital gain or loss and will be treated as long-term or short-term capital gain or loss if the shares have been held for more than the applicable statutory holding period.

        Stock Appreciation Rights.  The grant of an SAR will not result in taxable income to the Participant. Upon exercise of an SAR, the amount of cash or the fair market value of shares received will be taxable to the Participant as ordinary income, and a corresponding deduction will be allowed to Auxilio, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

        Restricted Stock.  The Participant will recognize ordinary income on the date that the Participant’s ownership rights vest on applicable shares included within a restricted stock A ward in the amount of the excess of the fair market value of the applicable shares of Common Stock on such lapse date over the amount, if any, the Participant paid us to purchase the applicable shares.  In the alternative, if the Participant timely and properly files a Section 83(b) election with the IRS, the Participant will recognize ordinary income, as of the date of purchase, for the shares of Common Stock for which an election was made in the grant in the amount by which the fair market value, as of the date of grant, of such shares purchased exceeds the purchase price, if any, paid to us. Any income recognized by a Participant who is an employee will be subject to income tax withholding by the Company out of such Participant’s current compensation.  If such compensation is insufficient to cover the amount to be withheld, the Participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation.  Auxilio will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the Participant, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code.

Other Requirements and Tax Consequences

This section contains only a summary of the current federal income tax treatment of certain stock-based incentive A wards available under the 2011 Plan and does not cover all of the special rules and consequences, including the state, local or foreign income or other tax consequences applicable to transactions involving such A wards and the underlying shares.

Approval of the Amendment to the 2011 Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.  An abstention from voting on this matter will be treated as “present” for quorum purposes, and will have the same effect as a vote against the proposal.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Please note: this amended Proxy Statement includes changes and revisions to the 2011 Plan that were not included in the Definitive Proxy Statement originally filed with the SEC.  As before, this summary is qualified in its entirety by the text of the full 2011 Plan and Amendment. Any discrepancies between this Summary and the 2011 Plan or the Amendment should be resolved in favor of the language of the 2011 Plan or the Amendment, as applicable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE 2011 PLAN.

PROPOSAL 4

CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY TO DELAWARE FROM NEVADA, WHICH WOULD ALSO RESULT IN THE COMPANY’S NAME BEING CHANGED, AND TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT THE REINCORPORATION, IN ITS DISCRETION, ON OR BEFORE JUNE 8, 2020, BY MERGING THE COMPANY WITH AND INTO A NEWLY FORMED DELAWARE SUBSIDIARY, PURSUANT TO AN AGREEMENT AND PLAN OF MERGER, IN CONNECTION WITH WHICH THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE DELAWARE CORPORATION WOULD BECOME THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE COMPANY.

Our Board has adopted resolutions, subject to stockholder approval, to change the Company’s state of incorporation to Delaware from Nevada (the “Reincorporation”). In order to accomplish the change in the state of incorporation, the Board asks the stockholders of the Company to authorize and grant to the Board the discretion to effect the Reincorporation by merging the Company with and into a corporation to be incorporated in Delaware specifically for that purpose under the name “CynergisTek, Inc.” or such other name as the Board deems appropriate (“Merger Sub”). Pursuant to the terms of the Plan of Merger, Merger Sub will be the surviving corporation and the issued and outstanding shares of our Common Stock will automatically be converted into shares of Merger Sub’s common stock at the rate of one share of Merger Sub common stock for each one share of our Common Stock. The form of the Plan of Merger is attached to this Proxy Statement as Appendix E. If the Board determines to affect the Reincorporation and complete the merger with Merger Sub, the Certificate of Incorporation and Bylaws of Merger Sub will become our governing instruments and will differ in some respects from our current Articles of Incorporation and Bylaws.

Proposed forms of the Certificate of Incorporation and Bylaws of Merger Sub are attached to this Proxy Statement as Appendix F, and Appendix G, respectively.  The Board of Directors retains the authority to revise or amend the Certificate of Incorporation and Bylaws of Merger Sub, in the Board’s discretion, prior to effecting the Reincorporation and merger with Merger Sub.

Reasons for the Reincorporation

The primary reason that our Board has approved the Reincorporation is because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. We believe any benefits provided to the Company by Delaware law directly benefits our stockholders.

In deciding to propose the Reincorporation, our Board considered, among others, the following benefits of Delaware law to the Company and our stockholders:

• the Company would be governed by the Delaware General Corporation Law (“DGCL”), which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

• the responsiveness and efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;

• the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

• the Delaware Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and the Delaware Supreme Court, which is highly regarded; and

• the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

In addition, the Reincorporation may make the Company more attractive to future Board candidates, because many such candidates are already familiar with Delaware corporate law from their past business experience. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. Thus, candidates’ familiarity and comfort with Delaware laws, especially those relating to director indemnification, draw such qualified candidates to Delaware corporations. We therefore believe that providing the benefits afforded directors by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. Moreover, Delaware’s vast body of law on the fiduciary duties of directors provides appropriate protection for our stockholders from possible abuses by directors and officers.

Certain Effects of the Change in State of Incorporation

The Reincorporation will effect a change in our legal domicile and corporate name (from Auxilio, Inc. to CynergisTek, Inc.); however, the Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). Management, including all directors and officers, will remain the same in connection with the Reincorporation and will assume identical positions with Merger Sub. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation. Upon the effective time of the Reincorporation, each stockholder’s shares of Common Stock will be converted into an equivalent number of shares of common stock of Merger Sub.

As previously noted, the Certificate of Incorporation and Bylaws of Merger Sub will be the governing instruments of the surviving corporation following the merger, resulting in some changes from our current Articles of Incorporation and Bylaws. Some of these changes are purely procedural in nature, such as a change in our registered office and agent from an office and agent in Nevada to an office and agent in Delaware. Some changes, however, will be substantive in nature. There are also some differences between the Nevada Revised Statutes (“NRS”) and DGCL. Certain differences between Nevada and Delaware law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to Nevada and Delaware corporate laws and the Certificate of Incorporation and Bylaws of Merger Sub.

Change from Nevada Law to Delaware Law

If the Board, in its sole discretion, proceeds with the Reincorporation, the Company will be governed by Delaware corporation laws. The following chart summarizes some of the material differences between the NRS and DGCL. This chart does not address each difference between Nevada law and Delaware law, but focuses on some of those differences which we believe are most relevant to the existing stockholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Nevada and Delaware law.

Nevada	Delaware

Removal of Directors

Under Nevada law, any one or all of the directors of a corporation may be removed, with or without cause, by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Our current Bylaws provide that one or all of the directors may be removed, with or without cause, by the holders of not less than two-thirds of the voting power then entitled to vote at an election of directors.

Removal of Directors

The DGCL permits the holders of a majority of shares of a corporation without a classified board then entitled to vote in an election of directors to remove directors, with or without cause. Merger Sub’s Bylaws align with the DGCL.

Dividends and other Distributions

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation’s total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Section 78.300 of the Nevada Revised Statutes imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of three years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Dividends and other Distributions

Section 170 of the DGCL permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (1) out of its surplus, as computed in accordance with the DGCL, or (2) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. But such dividends cannot be declared out of net profits if the capital of the corporation has diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Section 174 of the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of six years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Limitation of Liability

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Limitation of Liability

Under Section 242 of the DGCL, a Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Our proposed Certificate of Incorporation currently limits the liability of its directors to the fullest extent permitted by law.

Indemnification

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination, through its stockholders, directors or independent counsel, that the indemnification is proper.

Indemnification

Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited or denied by the corporation’s certificate of incorporation, indemnification is required to the extent of a director’s or officer’s successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

Increasing or Decreasing Authorized Shares

Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Increasing or Decreasing Authorized Shares Delaware law contains no such similar provision.

Corporate Opportunity

Under Nevada law, a director breaches his duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation’s potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity. All such opportunities should be presented first to the corporation and fully considered. However, a contract or other transaction is not void or voidable solely because the contract or transaction is between a Nevada corporation and its director if the fact of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the interested director, and the contract or transaction is fair as to the corporation at the time it is authorized.

Corporate Opportunity

Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

Expiration of Proxies

Nevada law provides that proxies may not be valid for more than six months, unless the proxy is coupled with an interest or the stockholder specifies that the proxy is to continue in force for a longer period, not to exceed seven years.

Expiration of Proxies

Section 212 of the DGCL provides that the appointment of a proxy with no expiration date may be valid for up to three years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if, it is coupled with an interest in the stock itself or an interest in the corporation generally, sufficient in law to support an irrevocable power.

Activities Requiring Stockholder Consent

A Nevada corporation generally may require stockholder approval for any specific action specified in its articles of incorporation or bylaws.  However, a corporation must obtain stockholder approval for fundamental corporate changes including director elections; director removal; granting voting rights to control shares acquired by an acquiring person under the acquisition of controlling interest statutes; amendments to the articles of incorporation; sale of all of the corporation’s property and assets; dissolution; and a merger, conversion, or exchange.  Except with respect to the election or removal of directors, and unless the articles or bylaws provide otherwise, stockholder approval is obtained if the number of votes cast in favor of the action exceeds the number of votes cast in opposition.  Certain combination transactions with an interested stockholder may be permissible if approved by the vote of a majority of the disinterested stockholders.

Activities Requiring Stockholder Consent

A Delaware corporation generally may require stockholder approval for any specific action specified in its certificate of incorporation or bylaws.  However, a corporation must obtain stockholder approval for fundamental corporate changes including amendments to its certificate of incorporation; a merger or consolidation; the sale, lease, or exchange of all or substantially all of a corporation’s property or assets; dissolution of the corporation; conversion of the corporation to another entity; and the transfer or domestication of a corporation to any jurisdiction outside of the United States.  These fundamental corporate changes must be approved by at least a majority of the voting power except that all stockholders (both voting and non-voting) must vote in favor of a conversion of the corporation to another entity or the transfer or domestication of the corporation to a non-U.S. jurisdiction.

Interested Stockholder Combinations

Section 78.438 of the Nevada Revised Statutes prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of three years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.

Section 78.439 provides that business combinations after the three year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

Our current Articles of Incorporation do not contain a provision expressly electing not to be governed by that statute.

Interested Stockholder Combinations

Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in certain “business combinations” with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interest stockholder.

Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in certain “business combinations” with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interest stockholder.

These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

Merger Sub’s Certificate of Incorporation does not contain a provision expressly electing not to be governed by that statute.

Control Share Acquisitions

Sections 78.378 through 78.3793 of the NRS limit the voting rights of certain acquired shares in a corporation. The provisions generally apply to any acquisition of outstanding voting securities of a Nevada corporation that has 200 or more stockholders, at least 100 of which are Nevada residents, and conducts business in Nevada (an “issuing corporation”) resulting in ownership of one of the following categories of an issuing corporation’s then outstanding voting securities: (i) 20% or more but less than 23%; (ii) 23% or more but less than 50%; or (iii) 50% or more. The securities acquired in such acquisition are denied voting rights unless a majority of the security holders approve the granting of such voting rights. Unless an issuing corporation’s articles of incorporation or bylaws then in effect provide otherwise: (i) voting securities acquired are also redeemable in part or in whole by an issuing corporation at the average price paid for the securities within 30 days if the acquiring person has not given a timely information statement to an issuing corporation or if the stockholders vote not to grant voting rights to the acquiring person’s securities, and (ii) if outstanding securities and the security holders grant voting rights to such acquiring person, then any security holder who voted against granting voting rights to the acquiring person may demand the purchase from an issuing corporation, for fair value, all or any portion of his securities.

Our Articles of Incorporation do not contain a provision expressly electing not to be governed by these provisions of the NRS.

Control Share Acquisitions

Delaware’s control share acquisition statute generally provides that shares acquired in a “control share acquisition” will not possess any voting rights unless either the board of directors approves the acquisition or such voting rights are approved by a majority of the corporation’s voting shares, excluding interested shares. Interested shares are those held by a corporation’s officers and inside directors and by the acquiring party. A “control share acquisition” is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding “control shares” of a publicly held Delaware corporation. “Control shares” are shares that, except for Delaware’s control share acquisition statute, would have voting power that, when added to all other shares that can be voted by the acquiring party, would entitle the acquiring party, immediately after the acquisition of such shares, directly or indirectly, to exercise voting power in the election of directors within any of the following ranges: (1) at least 20% but less than 33 1/3% of all voting power; (2) at least 33 1/3% but less than a majority of all voting power; or (3) a majority or more of all voting power.

Merger Sub’s Certificate of Incorporation does not contain a provision expressly electing not to be governed by this statute.

Taxes and Fees

Nevada charges corporations incorporated in Nevada nominal annual corporate fees based on the corporation’s authorized stock, as well as a $200 business license fee, and does not impose any franchise taxes on corporations. The Company’s obligation for 2016 was approximately $500.

Taxes and Fees

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. Based on the Company’s current authorized shares, we anticipate that Merger Sub’s obligation for the annual corporate fee will be approximately $50,000.

Exchange of Stock Certificates

If the Company’s Board determines to reincorporate in the State of Delaware, following the effectiveness of the Reincorporation, all stock certificates which represented shares of our Common Stock shall represent ownership of Merger Sub’s common stock. We will print new stock certificates and we will obtain a new CUSIP number for our Common Stock that reflects the change in our state of incorporation, although stockholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in our securities, management urges stockholders to surrender their old certificates in exchange for new certificates and has adopted a policy to facilitate this process. Each stockholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in our state of incorporation) to our transfer agent, Colonial Stock Transfer, Inc., and to be issued in exchange therefor, new common stock certificates representing the number of shares of Merger Sub’s common stock of which each stockholder is the record owner after giving effect to the Reincorporation, and for a period of 30 days after the effective date of the Reincorporation, we will pay on one occasion only for such issuance. We will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a stockholder. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

Securities Act Consequences

The shares of Merger Sub’s common stock to be issued in exchange for shares of our Common Stock will not be registered under the Securities Act of 1933, as amended (the “Securities Act”). In that regard, Merger Sub shall rely on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Pursuant to Rule 145 under the Securities Act, the merger of the Company into Merger Sub and the issuance of shares of common stock of Merger Sub in exchange for the shares of the Company’s Common Stock shall be exempt from registration under the Securities Act, since the sole purpose of the transaction will be a change of the Company’s domicile within the United States. The effect of the exemption is that the shares of our common stock issuable as a result of the Reincorporation may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the effectiveness of the Reincorporation.

Certain Federal Income Tax Consequences

The following summary describes certain United States federal income tax considerations relevant to the Reincorporation merger. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations, rulings, administrative pronouncements, and judicial decisions as of the date hereof, all of which may be revoked or modified, possibly retroactively so as to result in federal income tax consequences different from those described below. The Company does not intend to request a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the Reincorporation. This summary does not address all aspects of federal income taxation that may be relevant to the reincorporation merger, nor does this summary address the effect of any applicable foreign, state, local or other tax laws. This summary also does not address the federal income tax consequences of the Reincorporation to stockholders who are subject to special tax rules, such as stockholders who are non-United States persons, financial institutions, dealers in securities, insurance companies, tax-exempt entities, regulated investment companies, pass-through entities, persons who have a functional currency other than the dollar, or persons who hold Company stock other than as a capital asset.

The Company believes that, for federal income tax purposes, the Reincorporation merger would be treated as a reorganization under section 368 of the Code. No gain or loss would be recognized by the holders of the Common Stock of the Company as a result of the consummation of the Reincorporation and no gain or loss would be recognized by the Company or Merger Sub. In addition, the Company believes that each former holder of Common Stock of the Company would have the same basis in the common stock of the surviving corporation received by such person pursuant to the Reincorporation as such holder had in the common stock of the Company held by such person immediately prior to the consummation of the Reincorporation, and such person’s holding period with respect to such common stock of the surviving corporation would include the period during which such holder held the corresponding common stock of the Company, provided the latter was held by such person as a capital asset immediately prior to the consummation of the Reincorporation. Stockholders owning at least one percent (by vote or value) of the total outstanding stock of the Company immediately before the Reincorporation may be required to file a statement with their tax return containing certain information regarding the Reincorporation.

State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION MERGER UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

TO ENSURE COMPLIANCE WITH IRS CIRCULAR 230, (I) THE FOREGOING DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER FEDERAL TAX LAW; (II) THIS DISCUSSION WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE REINCORPORATION MERGER; AND (III) EACH STOCKHOLDER SHOULD SEEK ADVICE BASED ON HIS OR HER PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Dissenters’ Rights

Holders of record of shares of the Company’s common stock who do not vote in favor of the Reincorporation or consent thereto in writing will not be entitled to dissenters’ rights in connection with the Reincorporation under Sections 92A.390 of the NRS.

Vote Required

Pursuant to Nevada law, the affirmative vote of the holders of a majority of the shares of Common Stock outstanding is needed to approve the Reincorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE REINCORPORATION IN DELAWARE AND TO AUTHORIZE THE BOARD TO EFFECT THE REINCORPORATION IN ITS DISCRETION ON OR BEFORE JUNE 8, 2020.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board, acting upon the recommendation of the Audit Committee, has appointed Haskell & White LLP, independent registered public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2017. Haskell & White LLP has audited the accounts and records of the Company since 2005 to the present. In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF HASKELL & WHITE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2017.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Audit Fees

The aggregate fees for professional services rendered by Haskell & White LLP for the annual audit of the Company’s financial statements and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q billed during the fiscal years ended December 31, 2015 and 2016, were $117,328 and $127,760, respectively.

Audit-related Fees

The aggregate fees for audit-related services rendered by Haskell & White LLP for consents and other assurance services billed during the fiscal years ended December 31, 2015 and 2016, were $1,850 and $0, respectively.

Tax Fees

The aggregate fees for tax services rendered by Haskell & White LLP billed during the fiscal years ended December 31, 2015 and 2016, were $0 and $0, respectively. Income tax return preparation services were provided by another firm in both years.

All Other Fees

Other fees for services rendered by Haskell & White LLP during the fiscal years ended December 31, 2015 and 2016, including acquisition related professional services were $7,400 and $85,685, respectively.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable SEC rules. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of the professional services rendered by Haskell & White LLP for fiscal years 2015 and 2016 were pre-approved by the Audit Committee of our Board in accordance with applicable SEC rules.

We do not expect representatives of Haskell & White LLP to be present at the Annual Meeting.

AUDIT COMMITTEE REPORT

The Audit Committee’s role is to act on behalf of the Board in the oversight of all aspects of our financial reporting, internal control and audit functions. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2016 with management.

The Audit Committee also reviewed with Haskell & White LLP, our independent registered public accounting firm, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301 “Communications with Audit Committees.” The independent registered public accounting firm also provided the Audit Committee with the written disclosures required by Rule 3526 of the PCAOB, “Communications with Audit Committees Concerning Independence (Rule 3526).” The Audit Committee has also considered whether the provision of non-audit services by Haskell & White LLP is compatible with their independence.

The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for their audit. The Audit Committee met with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

No portion of the information in this report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

By the Audit Committee,

Mark Roberson, Chairperson

Brooks A. Corbin

John D. Abouchar

April 2 5 , 2017

ANNUAL REPORT

The Company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2016, accompanies this Proxy Statement or is available via the Internet at www.colonialstock.com/auxilio2017 or www.sec.gov.

IN ADDITION, THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY (WITHOUT EXHIBITS) OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016. REQUESTS SHOULD BE MAILED TO THE SECRETARY, AUXILIO, INC., 27271 LAS RAMBLAS, SUITE 200, MISSION VIEJO, CALIFORNIA.

INTERNET AVAILABILITY OF PROXY MATERIAL

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.COLONIALSTOCK.COM/AUXILIO2017 OR WWW.SEC.GOV. INFORMATION INCLUDED ON THE COLONIAL STOCK WEBSITE OR THE COMPANY’S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITINGMATERIALS

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors,

AUXILIO, INC.

/s/ John D. Abouchar

John D. Abouchar

Chairman of the Board

Mission Viejo, California

April 2 5 , 2017

Auxilio, Inc.

27271 Las Ramblas, Suite 200

Mission Viejo, California 92691

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints each of Joseph J. Flynn and Paul T. Anthony the attorney, agent and proxy of the undersigned (the “Proxies”), with full power of substitution, to vote all stock of Auxilio, Inc. which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held June 8, 2017, at 3:00 p.m. Pacific Standard Time at 27271 Las Ramblas, Suite 200, Mission Viejo, California, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1

1. ELECTION OF DIRECTORS:

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY To vote for all nominees listed below

Election of the following nominees as directors:  John D. Abouchar, Drexel DeFord Jr., Joseph J. Flynn, Michael Mathews, Michael McMillan, Theresa Meadows, and Mark Roberson.

(Instructions:  To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)

________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2

2. APPROVAL, BY NON-BINDING VOTE, OF EXECUTIVE COMPENSATION:

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3

3. AMENDMENT TO THE 2011 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN AND TO LIMIT THE NUMBER OF AWARDS THAT MAY BE GRANTED TO A PARTICIPANT IN ANY CALENDAR YEAR :

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4

4. TO AUTHORIZE A CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY TO DELAWARE FROM NEVADA BY MERGING THE COMPANY WITH AND INTO A NEWLY FORMED DELAWARE SUBSIDIARY, AND, BY VIRTUE OF WHICH, MAY RESULT IN THE CHANGE IN THE NAME OF THE COMPANY:

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 5

5. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm.

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS; FOR APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR 2016; FOR THE AMENDMENT OF THE AUXILIO, INC. 2011 STOCK INCENTIVE PLAN; FOR THE REINCORPORATION IN DELAWARE; FOR THE RATIFICATION OF THE APPOINTMENT OF HASKELL & WHITE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017; AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS THE PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

IMPORTANT – PLEASE SIGN, DATE AND RETURN PROMPTLY

DATED:

______________________________________, 2017

______________________________________

(Signature)

Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person

PLEASE SIGN THIS CARD AND RETURN PROMPTLY. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

APPENDIX A

AUXILIO, INC.

COMPENSATION COMMITTEE CHARTER

As adopted by the Board of Directors on

October 27, 2016

The primary purpose of the Compensation Committee (the “Committee”) is to advise the Board of Directors (the “Board”) of Auxilio, Inc. (the “Company”) with respect to executive compensation.

I. Members

The Board shall appoint a Compensation Committee of at least three (3) members, consisting entirely of “independent” directors of the Board, within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 803A(2) of the NYSE MKT Rules.  The Committee shall designate one (1) member as chairperson. Each appointed member of the Compensation Committee will be subject to annual reconfirmation and may be removed by the Board at any time.

II. Purposes, Duties and Responsibilities

The Compensation Committee advises the Board with respect to the compensation of executive officers of the Company. Specifically, the Compensation Committee will:

1. Review annually, and approve, the Company’s compensation strategy.

2. Review, determine, and recommend to the Board for approval the individual elements of the total compensation for the Chief Executive Officer (“CEO”), who must not be present during the voting or deliberations of the Compensation Committee with respect to the compensation matters of the CEO.

3. Review, determine, and recommend to the Board for approval the individual elements of the total compensation of all other executive officers (other than the CEO).

4. Review and analyze the appropriateness and adequacy of the Company’s annual, periodic or long-term incentive compensation programs and other benefit plans and assure that they are administered in a manner consistent with their terms, the Company’s compensation strategy and applicable rules and regulations.

5. Make awards to executives under the incentive stock option plans and other plans as may be adopted by the Company.

6. Prepare and approve reports on the Compensation Committee’s compensation policies applicable to the Company’s executive officers, the factors and criteria on which the CEO’s compensation was based, and such other matters as may be required by the applicable rules and regulations of the SEC and other regulatory authorities.

7. Review, recommend to the Board, and administer all plans that require “disinterested administration” under Rule 16b-3 under the Securities Exchange Act of 1934.

8. Approve the amendment or modification of any compensation or benefit plan pertaining to executives of the Company that does not require shareholders’ approval.

9. Review and recommend to the Board changes to the outside directors’ compensation.

10. Retain outside consultants and obtain assistance from members of management as the Compensation Committee deems appropriate in the exercise of its authority.

11. Approve all special perquisites, special cash payments, and other special compensation and benefit arrangements for the Company’s executive officers.

12. Review the Compensation Committee Charter from time to time and recommend any changes thereto to the Board.

III. Meetings

The Compensation Committee will meet as often as it deems necessary or appropriate, in its judgment, either in person or telephonically, and at such times and places as the Committee may determine. The majority of the members of the Compensation Committee constitutes a quorum and shall be empowered to act on behalf of the Compensation Committee. The Compensation Committee may, from time to time, delegate authority to subcommittees consisting of one or more members as it shall deem appropriate, subject to such reporting to or ratification by the Compensation Committee, as the Compensation Committee shall direct. Minutes will be kept of each meeting of the Compensation Committee and any subcommittees thereof.

APPENDIX B

AUXILIO, INC.

AUDIT COMMITTEE CHARTER

As adopted by the Board of Directors on

October 27, 2016

I. Membership

The Audit Committee (the “Committee”) of the board of directors (the “Board”) of Auxilio, Inc. (the “Company”) shall consist of three or more directors. Each member of the Committee shall be independent in accordance with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and the rules promulgated by NYSE MKT LLC.

Each member of the Committee must be financially literate, as determined by the Board. At least one member of the Committee must have accounting or related financial management expertise, as determined by the Board. At least one member of the Committee must be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. A person who satisfies this definition of audit committee financial expert will also be presumed to have accounting or related financial management expertise.

No member of the Committee may serve simultaneously on the audit committee of more than two other public companies.

The members of the Committee shall be appointed by the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

II. Purpose

The purpose of the Committee is to assist the Board with oversight of: the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the Company’s independent registered auditors’ qualifications and independence, and the performance of the Company’s independent registered auditors and internal audit function/and the design and implementation of the Company’s internal audit function.

The primary role of the Committee is to oversee the financial reporting and disclosure process. To fulfill this obligation, the Committee relies on: management for the preparation and accuracy of the Company’s financial statements; both management and the Company’s internal audit department/management for establishing effective internal controls and procedures to ensure the Company’s compliance with accounting standards, financial reporting procedures and applicable laws and regulations; and the Company’s independent auditors for an unbiased, diligent audit or review, as applicable, of the Company’s financial statements and the effectiveness of the Company’s internal controls. The members of the Committee are not employees of the Company and are not responsible for conducting the audit or performing other accounting procedures.

III. Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

1. To (i) select and retain an independent registered public accounting firm to act as the Company’s independent auditors for the purpose of auditing the Company’s annual financial statements, books, records, accounts and internal controls over financial reporting, subject to ratification by the Company’s stockholders of the selection of the independent auditors, (ii) set the compensation of the Company’s independent auditors, (iii) oversee the work done by the Company’s independent auditors and (iv) terminate the Company’s independent auditors, if necessary.

2. To select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

3. To approve all audit engagement fees and terms; and to pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditors or other registered public accounting firms, and establish policies and procedures for the Committee’s pre-approval of permitted services by the Company’s independent auditors or other registered public accounting firms on an on-going basis.

4. At least annually, to obtain and review a report by the Company’s independent auditors that describes (i) the accounting firm’s internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board review or inspection of the firm or by any other inquiry or investigation by governmental or professional authorities in the past five years regarding one or more audits carried out by the firm and any steps taken to deal with any such issues, and (iii) all relationships between the firm and the Company or any of its subsidiaries; and to discuss with the independent auditors this report and any relationships or services that may impact the objectivity and independence of the auditors.

5. At least annually, to evaluate the qualifications, performance and independence of the Company’s independent auditors, including an evaluation of the lead audit partner; and to assure the regular rotation of the lead audit partner at the Company’s independent auditors and consider regular rotation of the accounting firm serving as the Company’s independent auditors.

6. To review and discuss with the Company’s independent auditors (i) the auditors’ responsibilities under generally accepted auditing standards and the responsibilities of management in the audit process, (ii) the overall audit strategy, (iii) the scope and timing of the annual audit, (iv) any significant risks identified during the auditors’ risk assessment procedures and (v) when completed, the results, including significant findings, of the annual audit.

7. To review and discuss with the Company’s independent auditors (1) all critical accounting policies and practices to be used in the audit; (2) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the auditors; and (3) other material written communications between the auditors and management.

8. To review and discuss with the Company’s independent auditors and management (1) any audit problems or difficulties, including difficulties encountered by the Company’s independent auditors during their audit work (such as restrictions on the scope of their activities or their access to information), (2) any significant disagreements with management and (3) management’s response to these problems, difficulties or disagreements; and to resolve any disagreements between the Company’s auditors and management.

9. To review with management and the Company’s independent auditors: any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles; any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the effects of alternative GAAP methods; and the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company’s financial statements.

10. To keep the Company’s independent auditors informed of the Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the company; and to review and discuss with the Company’s independent auditors the auditors’ evaluation of the Company’s identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company’s relationships and transactions with related parties.

11. To review with management, the internal audit department and the Company’s independent auditors the adequacy and effectiveness of the Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s processes, controls and procedures and any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such processes, controls and procedures, and review and discuss with management and the Company’s independent auditors disclosure relating to the Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures, the independent auditors’ report on the effectiveness of the Company’s internal control over financial reporting and the required management certifications to be included in or attached as exhibits to the Company’s annual report on Form 10-K or quarterly report on Form 10-Q, as applicable.

12. To review and discuss with the Company’s independent auditors any other matters required to be discussed by PCAOB Auditing Standards No, 16, Communications with Audit Committees, including, without limitation, the auditors’ evaluation of the quality of the company’s financial reporting, information relating to significant unusual transactions and the business rationale for such transactions and the auditors’ evaluation of the Company’s ability to continue as a going concern.

13. To review and discuss with the Company’s independent auditors and management the Company’s annual audited financial statements (including the related notes), the form of audit opinion to be issued by the auditors on the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s annual report on Form 10-K before the Form 10-K is filed.

14. To recommend to the Board that the audited financial statements and the MD&A section be included in the Company’s Form 10-K and produce the audit committee report required to be included in the Company’s proxy statement.

15. To review and discuss with the Company’s independent auditors and management the Company’s quarterly financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s quarterly report on Form 10-Q before the Form 10-Q is filed.

16. To review, discuss with the Company’s independent auditors, and approve the functions of the Company’s internal audit department, including its purpose, authority, organization, responsibilities, budget and staffing; and to review the scope and performance of the department’s internal audit plan, including the results of any internal audits, any reports to management and management’s response to those reports.

17. To review and discuss with management and the Company’s independent auditors: the Company’s earnings press releases, including the type of information to be included and its presentation and the use of any pro forma, adjusted or other non-GAAP financial information, before their release to the public; and any financial information and earnings guidance provided to analysts and ratings agencies, including the type of information to be disclosed and type of presentation to be made.

18. To set Company hiring policies for employees or former employees of the Company’s independent auditors that participated in any capacity in any Company audit.

19. To establish and oversee procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

20. To review and discuss with management and the internal audit department the risks faced by the Company and the policies, guidelines and process by which management assesses and manages the Company’s risks, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

21. To review the Company’s compliance with applicable laws and regulations and to review and oversee the Company’s policies, procedures and programs designed to promote and monitor legal, ethical and regulatory compliance.

22. To monitor compliance with the Company’s Code of Business Conduct and Ethics (the “Code”), to investigate any alleged breach or violation of the Code, and to enforce the provisions of the Code.

23. To review, with outside legal counsel, legal and regulatory matters, including legal cases against or regulatory investigations of the Company and its subsidiaries, that could have a significant impact on the Company’s financial statements.

24. To review, approve and oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, in accordance with Company policies and procedures.

IV. Outside Advisors

The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of independent outside counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of any outside counsel and other advisors.

The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to the Company’s independent auditors, any other accounting firm engaged to perform services for the Company, any outside counsel and any other advisors to the Committee.

V. Structure and Operations

The Board shall designate a member of the Committee as the chairperson. The Committee shall meet at least [four] times a year at such times and places as it deems necessary to fulfill its responsibilities. The Committee shall report regularly to the Board on its discussions and actions, including any significant issues or concerns that arise at its meetings, and shall make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee shall meet separately, and periodically, with management, members of the Company’s internal audit department/the personnel primarily responsible for the design and implementation of the Company’s internal audit department and representatives of the Company’s independent auditors, and shall invite such individuals to its meetings as it deems appropriate, to assist in carrying out its duties and responsibilities. However, the Committee shall meet regularly without such individuals present.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

VI. Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

VII. Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

APPENDIX C

AUXILIO, INC.

NOMINATING AND CORPORATE GOVERNANCE

COMMITTEE CHARTER

As adopted by the Board of Directors on

October 27, 2016

I. Purpose

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of Auxilio, Inc. (the “Company”) is to (1) identify qualified individuals to become members of the Company’s Board of Directors (the “Board”), (2) select the director nominees to be presented for election at each annual meeting of shareholders, (3) regularly develop, review and recommend to the Board a set of corporate governance policies applicable to the Company, and (4) provide oversight for the evaluation of the performance of the Board.

II. Committee Membership and Organization

The Committee shall be composed of two or more directors, each of whom shall meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 803A(2) of the NYSE MKT Rules (the “NYSE Rules”).  The Committee members shall be appointed by the Board and may be removed by the Board in its discretion in accordance with the Company’s By-Laws, as in effect at such time.  The Chairman of the Committee shall be designated by the Board.  The Board shall affirmatively determine at all times required under the NYSE Rules that the members of the Committee are independent.  As more fully set forth in the NYSE Rules, independent directors must not have any current or past relationships with the Company which would interfere with their exercise of independent judgment and must not otherwise fail to meet the independence standards set forth in the NYSE Rules.

III. Committee Meetings

The Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities.  The Committee may also act by unanimous written consent as the Committee may decide.  Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the Board under the Company’s By-Laws (the “By-Laws”), unless otherwise stated in the By-Laws or in a resolution of the Board or the Committee.  The Committee, as it may determine to be appropriate, may meet in separate executive sessions with other directors, the Chairman of the Board, the Chief Executive Officer and other Company employees, agents or representatives invited by the Committee.

IV. Committee Responsibility and Authority

The Committee shall have the following authority and responsibilities:

1. Nominations and Qualifications of Directors

(a). Prior to each annual meeting of shareholders, following determination by the Board of the number of directors to be elected at such meeting, the Committee shall identify individuals qualified to stand for re-election or to become new members of the Board, consistent with any qualifications, expertise and characteristics which may have been approved by the Board or determined by the Committee from time to time; the Committee shall evaluate incumbent directors whose terms are expiring at the meeting and consider their qualifications to stand for re-election; and the Committee shall evaluate nominees for election to the Board submitted by shareholders in accordance with procedures adopted by the Committee, the By-Laws of the Company, and applicable law.

(b). In the event of a vacancy on the Board, following determination by the Board that such vacancy shall be filled, the Committee shall identify individuals qualified to fill such vacancy, consistent with any qualifications, expertise and characteristics which may have been approved by the Board or determined by the Committee from time to time.

(c). Before selecting any nominee for director, the Committee shall review the candidate’s availability and willingness to serve.  In light of its responsibility outlined above, the Committee shall seek candidates with the following minimum qualifications:

▪ a candidate must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;

▪ a candidate must be prepared to represent the best interests of all of the Company’s shareholders, not just those of one particular constituency;

▪ a candidate must have a record of professional accomplishment in his or her chosen field; and

▪ a candidate must be prepared and able to participate fully in Board activities, including membership on Board committees.

In addition to the above guiding qualifications, the Committee’s decisions regarding Board nominations shall be based upon the belief that it is important to have directors from various backgrounds and professions in order to ensure that the Board has a wealth of experience to inform its decisions.  Consistent with this philosophy, in addition to the minimum standards set forth above, business and managerial experience and an understanding of financial statements are very important.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain any search firm to assist in identifying and evaluating director candidates and to retain independent legal counsel and any other advisors.   The Company shall provide adequate funding, as determined by the Committee, for payment of compensation for any advisors retained by the Committee.

(b) Committees and Appointments

If and when requested periodically by the Board, the Committee shall identify and recommend to the Board the appointees to be selected by the Board for service on the Audit, Compensation, Corporate Governance and Nominating and other key committees of the Board.   The Committee shall recommend to the Board changes as appropriate, whether in the creation of additional committees or elimination of existing committees.

(c) Board Size

The Committee shall periodically review the size of the Board and recommend to the Board any adjustments in size as deemed appropriate.

(d) Governance Policies

The Committee shall regularly assess and evaluate the corporate governance principles to be recommended to the Board and which are appropriate for the Company in light of the NYSE Rules, the rules and requirements under the Securities Exchange Act of 1934, as amended and the nature of the Company’s business, including principles to be incorporated into the Company’s Code of Ethics.  The Committee shall advise the Board as to the means to be employed in implementing such principles.

V. Reports

The Committee shall make regular reports to the Board and shall propose any necessary action to the Board.

VI. Annual Charter Review and Performance Review

The Committee shall review and reassess the adequacy of this charter on an annual basis and recommend any proposed changes to the Board.  The Committee shall evaluate the Committee’s own performance on an annual basis and provide a report regarding such evaluation to the Board.

APPENDIX D

AMENDMENT TO THE

AUXILIO, INC.

2011 STOCK INCENTIVE PLAN

WHEREAS, the Board of Directors (the “Board”) of Auxilio, Inc., a corporation organized under the laws of Nevada (the “Company”), originally adopted the Auxilio, Inc. 2011 Stock Incentive Plan (as amended from time to time, the “Plan”); and

WHEREAS, the Board may, at any time, amend the Plan provided that such amendment does not adversely affect the rights of the Participants (as defined in the Plan) with respect to any outstanding Award Agreement (as defined in the Plan) previously granted under the Plan; and

WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders to amend the Plan to (i) increase by one million (1,000,000) the number of shares of the Company’s common stock subject to the Plan and (ii) place a limit on the number of Awards (as defined in the Plan) which may be granted to an individual Participant in any calendar year to 200,000 , and to recommend such amendment to the stockholders of the Company for their approval;

WHEREAS, on March 21, 2017 and April 25 , 2017 , respectively , the Board approved the following amendment s to the Plan and recommended such amendment s to the stockholders of the Company.

NOW, THEREFORE, it is proposed and recommended that the Plan be amended as follows:

1 . Section 4.1 of the Plan shall be amended by to read as follows:

4.1 Shares Subject to the Plan.  As of the date of approval of the amendment by the stockholders of the Company of the number of shares set forth in this Section 4.1, there shall be 2,990,000 total shares of Common Stock that may be issued pursuant to Awards granted under the Plan.  For purposes of this Section 4.1, in the event that (a) all or any portion of any Award granted or offered under the Plan can no longer under any circumstances be exercised or (b) any shares of Common Stock are reacquired by the Company which were initially the subject of an Award Agreement, the shares of Common Stock allocable to the unexercised portion of such Award, or the shares so reacquired, shall again be available for grant or issuance under the Plan.

2. A new Section 3.4 shall be added as follows:

2.4. Limitation .   No Participant shall be eligible to be granted Awards covering more than Two H undred Thousand (200,000) shares of Common Stock during any calendar year.

3 . Except as expressly set forth in this Amendment, all other terms and conditions set forth in the Plan shall remain in full force and effect. Capitalized terms used and not defined herein shall have the meanings set forth in the Plan.

This Amendment was adopted by the Board of Directors of the Company as of March 21, 2017 (as to the increase in shares available under the Plan) and April 25, 2017 (as to the limitation on Awards which may be granted in a calendar year) .

This Amendment was adopted by the stockholders of the Company as of: ___________

/s/ Paul T. Anthony

Name: Paul T. Anthony

Title: Corporate Secretary

APPENDIX E

AGREEMENT AND PLAN OF MERGER OF AUXILIO, INC., A NEVADA CORPORATION, INTO CYNERGISTEK, INC., A DELAWARE CORPORATION

This Agreement and Plan of Merger (the “Plan”) is effective as of [____], by and between Auxilio, Inc., a Nevada corporation (the “Company”) and CynergisTek, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“SubCo”).

WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, SubCo is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, as of the date hereof, the Company has authority to issue _____________ shares of capital stock, consisting of [____] shares of common stock, $0.001 par value per share (“Nevada Common Stock”), of which [_____] shares are issued and outstanding;

WHEREAS, as of the date hereof, SubCo has authority to issue [____] shares of capital stock, consisting of [____] shares of common stock, $0.001 par value per share (“Delaware Common Stock”), of which [____] shares are issued and outstanding;

WHEREAS, on the date hereof, the [____] shares of Delaware Common Stock that are issued and outstanding are owned by the Company;

WHEREAS, the respective boards of directors of the Company and SubCo have determined that, for the purpose of effecting the reincorporation of the Company in the State of Delaware, it is advisable and in the best interests of such corporations and their respective stockholders that the Company merge with and into SubCo upon the terms and conditions herein provided;

WHEREAS, the respective boards of directors of SubCo and the Company have approved this Plan; and

WHEREAS, the respective stockholders of SubCo and the Company have approved this Plan.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Company and SubCo hereby agree to merge as follows:

1. Merger. Subject to the terms and conditions hereinafter set forth, the Company shall be merged with and into SubCo, with SubCo to be the surviving corporation in the merger (the “Merger”). The Merger shall be effective on the later of the date and time (the “Effective Time”) that a properly executed certificate of merger consistent with the terms of this Plan and Section 253 of the Delaware General Corporation Law (the “DGCL”) is filed with the Secretary of State of Delaware or articles of merger are filed with the Secretary of the State of Nevada as required by Section 92A.200 of the Nevada Revised Statutes (the “NRS”).

2. Principal Office of SubCo. The address of the principal office of SubCo is _____________________________.

3. Corporate Documents. The Certificate of Incorporation of SubCo, as in effect immediately prior to the Effective Time, shall continue to be the Certificate of Incorporation of SubCo as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of SubCo, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of SubCo as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

4. Directors and Officers. The directors and officers of the Company at the Effective Time shall be and become directors and officers, holding the same titles and positions, of SubCo at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of SubCo.

5. Succession. At the Effective Time, SubCo shall succeed to the Company in the manner of and as more fully set forth in Section 253 of the DGCL and in Section 92A.250 of the NRS.

6. Further Assurances. From time to time, as and when required by SubCo or by its successors and assigns, there shall be executed and delivered on behalf of SubCo such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in SubCo the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of SubCo are fully authorized in the name and on behalf of the Company or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

7. Common Stock of the Company. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Nevada Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of Delaware Common Stock.

8. Stock Certificates. At and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of Nevada Common Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Delaware Common Stock. The registered owner on the books and records of Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to SubCo or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Nevada Common Stock evidenced by such outstanding certificates as above provided.

9. Options; Warrants. Each option, warrant or other right to purchase shares of Nevada Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase one share of Delaware Common Stock at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase Nevada Common Stock.

10. Common Stock of SubCo. At the Effective Time, the previously outstanding [____] shares of Delaware Common Stock registered in the name of the Company shall, by reason of the Merger, be reacquired by SubCo, shall be retired and shall resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of SubCo shall be issued in respect thereof.

11. Amendment. The respective Boards of Directors of the Company and SubCo may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole stockholder of SubCo or the stockholders of the Company shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the Nevada Common Stock, (ii) alter or change any term of the Certificate of Incorporation of SubCo, as the surviving corporation to the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of Nevada Common Stock.

12. Abandonment. At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the respective Board of Directors of either the Company or SubCo or both, notwithstanding approval of this Plan by the sole stockholder of SubCo or the stockholders of the Company, or both.

13. Rights and Duties of SubCo. At the Effective Time and for all purposes the separate existence of the Company shall cease and shall be merged with and into SubCo, which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of the Company; and all property (real, personal and mixed), all debts due on whatever account, all choices in action, and all and every other interest of or belonging to or due to the Company shall continue and be taken and deemed to be transferred to and vested in SubCo without further act or deed; and the title to any real estate, or any interest therein, vested in the Company shall not revert or be in any way impaired by reason of such Merger; and SubCo shall thenceforth be responsible and liable for all the liabilities and obligations of the Company; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against the Company may be prosecuted as if the Merger had not taken place, or SubCo may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of the Company shall be impaired by the Merger. If at any time SubCo shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of the Company in SubCo according to the terms hereof, the officers and directors of SubCo are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in SubCo, and otherwise to carry out the purposes of this Plan.

14. Consent to Service of Process. SubCo hereby agrees that it may be served with process in the State of Nevada in any proceeding for enforcement of any obligation of the Company, as well as for enforcement of any obligation of SubCo arising from the Merger. SubCo hereby irrevocably appoints the Secretary of State of the State of Nevada and the successors of such officer its attorney-in-fact in the State of Nevada upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against SubCo any obligation of the Company. In the event of such service upon the Secretary of State of the State of Nevada or the successors of such officer, such service shall be mailed to 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691 or delivered personally or by overnight mail to the principal executive officers of CynergisTek, Inc., located at 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691.

IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the respective Boards of Directors of the Company and SubCo, has been executed on behalf of each of said two corporations by their respective duly authorized officers.

AUXILIO, INC.	CYNERGISTEK, INC.
By:	By:
Its:	Its:

APPENDIX F

CERTIFICATE OF INCORPORATION

OF

CYNERGISTEK, INC.

A Delaware corporation

I, the undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the General Corporation Law of the State of Delaware (the “DGCL”), certify as follows:

1. The name of the corporation is CynergisTek, Inc. (the “Corporation”).

2. The address of the registered office of the Corporation in the State of Delaware is [______________________________________]. The name of the registered agent of the Corporation at such address is [___________________________________].

3. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

4. The total number of shares of stock which the Corporation is authorized to issue is ______________ shares of Common Stock, $0.001 par value per share.  Each share of Common Stock shall be entitled to one vote.

5. The name and mailing address of the incorporator of the Corporation is:

6. Unless and except to the extent that the by-laws of the Corporation (the “By-laws”) shall so require, the election of directors of the Corporation need not be by written ballot.

7. To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this paragraph 7 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

8. The Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation. Any amendment, repeal or modification of this paragraph 8 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

9. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-laws or adopt new By-laws without any action on the part of the stockholders; provided that any By-law adopted or amended by the Board of Directors of the Corporation, and any powers thereby conferred, may be amended, altered or repealed by the stockholders.

10. The Corporation shall have the right, subject to any express provisions or restrictions contained in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) or the By-laws, from time to time, to amend, alter or repeal any provision of the Certificate of Incorporation in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by the Certificate of Incorporation or any amendment thereof are conferred subject to such right.

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the Delaware General Corporation Law, do make this Certificate of Incorporation, hereby acknowledging, declaring, and certifying that the foregoing Certificate of Incorporation is my act and deed and that the facts herein stated are true, and have accordingly hereunto set my hand this _____________ day of _____________, 20___.

Sole Incorporator

By:
Name:

APPENDIX G

BY-LAWS OF

CYNERGISTEK, INC.

(A DELAWARE CORPORATION)

ADOPTED AS OF ______________, 20___

ARTICLE I.

CORPORATE OFFICES

1.1 Registered Office.  The registered office of CynergisTek, Inc., a Delaware corporation (the “Corporation”), shall be in the City of [_____________], County of [_______________], State of Delaware. The name of the registered agent of the corporation at such location is [___________________].

1.2 Principal Office. The principal office for the transaction of the business of the Corporation will be at such location, within or without the State of Delaware, as will be designated by the board of directors of the Corporation.

1.3 Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the board of directors may from time to time determine or as the business of the Corporation may require.

ARTICLE II.

MEETINGS OF STOCKHOLDERS

2.1 Place of Meetings.

(a) Meetings of the stockholders will be held at any place, within or outside the State of Delaware, or by means of any remote electronic or other medium of communication authorized by Section 211 of the General Corporation Law of Delaware, as the board of directors of the Corporation may designate for that purpose from time to time.

(b) If authorized by the board of directors in its sole discretion, and subject to such guidelines and procedures as the board of directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, participate in a meeting of stockholders, be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation will implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation will implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action will be maintained by the Corporation.

2.1 Annual Meeting.  An annual meeting of the stockholders will be held each year on the date and at the time and place set by the board of directors. At the meeting, directors shall be elected and any other proper business may be transacted.

2.2 Special Meeting. Special meetings of the stockholders may be called at any time by the board of directors, the chief executive officer, the chairman of the board of directors, such person or persons as may be authorized by the certificate of incorporation or these bylaws, or such person or persons duly designated by the board of directors whose powers and authority, as expressly provided in a resolution of the board of directors, include the power to call such meetings, but such special meetings may not be called by any other person.

2.3 Notice of Stockholders’ Meetings.

(a) Except to the extent otherwise required by law, all notices of meetings of stockholders will be in writing and will be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice will specify the place, if any, date, and hour of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

(b) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation will also be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent will be revocable by the stockholder by written notice to the Corporation. Any such consent will be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent, and (ii) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to recognize such revocation will not invalidate any meeting or other action.

(c) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation will be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent will be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within sixty (60) days of having been given written notice by the Corporation of its intention to send the single notice permitted under this subsection 2.4(c), will be deemed to have consented to receiving such single written notice.

(d) Sections 2.4(b) and (c) will not apply to any notice given to stockholders under sections 164 (notice of sale of shares of stockholder who failed to pay an installment or call on stock not fully paid), 296 (notice of disputed claims relating to insolvent corporations), 311 (notice of meeting of stockholders to revoke dissolution of corporation), 312 (notice of meeting of stockholders of corporation whose certificate of incorporation has been renewed or revived) and 324 (notice when stock has been attached as required for sale upon execution process) of the General Corporation Law of Delaware.

2.1 Manner of Giving Notice; Affidavit of Notice.

(a) Written notice of any meeting of stockholders, if mailed, is given when deposited in the

United States mail, postage prepaid, directed to the stockholder at his, her or its address as it appears on the records of the Corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given will, in the absence of fraud, be prima facie evidence of the facts stated therein.

(b) Notice given pursuant to this Section 2.5(b) will be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary, an assistant secretary or the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission will, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.1 Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, will constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then the chairman of the board of directors, or in the absence of such person, any officer entitled to preside at or to act as secretary of the meeting, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.2 Adjournments; Notice.  Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these bylaws by the chairman of the board of directors, or in the absence of such person, by any officer entitled to preside at or to act as secretary of such meeting. When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

2.3 Voting.  The stockholders entitled to vote at any meeting of stockholders will be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements). Except as otherwise provided in the certificate of incorporation, each stockholder will be entitled to one vote for each share of capital stock held by such stockholder, and the affirmative vote of a majority of the shares represented at a meeting and entitled to vote thereat shall be necessary for the adoption of a motion or for the determination of all questions and business which shall come before the meeting.

2.4 Waiver of Notice.  Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, will be deemed equivalent to notice. Attendance of a person at a meeting will constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver or any waiver by electronic transmission of notice unless so required by the certificate of incorporation or these bylaws.

2.5 Stockholder Action by Written Consent Without a Meeting.

(a) Unless otherwise provided in the certificate of incorporation, any action required by the General Corporation Law of Delaware to be taken at any annual or special meeting of stockholders of a corporation, or any action that may be taken at any annual or special meeting of such stockholders may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. An electronic transmission consenting to an action to be taken and transmitted by a stockholder, proxyholder, or other person or persons authorized to act for a stockholder or proxyholder, will be deemed to be written, signed and dated for the purposes of this Section 2.10, provided that any such electronic transmission sets forth or is delivered with information from which the Corporation can determine (a) that the electronic transmission was transmitted by the stockholder, proxyholder, or other authorized person or persons, and (b) the date on which such stockholder, proxyholder or other authorized person or persons transmitted such electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted will be deemed to be the date on which such consent was signed. No consent given by electronic transmission will be deemed to have been delivered until such consent is reproduced in paper form and until such paper form will have been delivered to the Corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office will be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by electronic transmission may be otherwise delivered to the principal place of business of the Corporation or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the board of directors of the Corporation. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction will be a complete reproduction of the entire original writing.

(b) Prompt notice of the taking of the corporate action without a meeting by written consent will be given to those stockholders who have not consented in writing. If the action that is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section will state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

2.1 Record Date for Stockholder Notice; Voting; Giving Consents.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date that will not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

(b) If the board of directors does not so fix a record date:

(i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders will be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

(ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, will be the day on which the first written consent is expressed; and

(iii) the record date for determining stockholders for any other purpose will be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

(a) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders will apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

2.1 Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the Corporation, but no such proxy will be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy will be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable will be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

2.2 List of Stockholders Entitled to Vote.  The officer who has charge of the stock ledger of a corporation will prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation will not be required to include electronic mail addresses or other electronic contact information on such list. Such list will be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, then the list will be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list will also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list will be provided with the notice of the meeting.

2.3 Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the board of directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the board of directors or any committee thereof or (C) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section is delivered to the secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section.

(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this Section, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such proposed business other than the nominations of persons for election to the board of directors must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation).  In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election as a director (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (2) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (2) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (4) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements of this Section shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his, her or its intention to present a proposal or nomination at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal or nomination has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(b) Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the board of directors or any committee thereof or (2) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section is delivered to the secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(ii) of this Section shall be delivered to the secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made by the Corporation of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c) General

(i) Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(ii)(C)(4) of this Section) and (B) if any proposed nomination or business was not made or proposed in compliance with this Section, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(ii) For purposes of this Section, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii) Notwithstanding the foregoing provisions of this Section, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act.

ARTICLE III.

DIRECTORS

3.1 Powers.  Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation will be managed and all corporate powers will be exercised by or under the direction of the board of directors.

3.2 Number of Directors.

(a) The number of directors of the Corporation shall be not less than one (1) or more than nine (9), the number of directors being determined from time to time by the Board of Directors.

(b) No reduction of the authorized number of directors will have the effect of removing any director before that director’s term of office expires.

3.1 Election, Qualification and Term of Office of Directors.

(a) Except as provided in this Section 3.3, each director shall be elected by the vote of the majority of the votes cast with respect to that director nominee’s election at any meeting for the election of directors at which a quorum is present, provided that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors.   For purposes of this Section 3.3, a majority of the votes cast means that the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that director nominee.  If an incumbent director is not elected by a majority of votes cast (unless, pursuant to this Section 3.3 the director election standard is a plurality), the incumbent director shall promptly tender his or her resignation to the Board of Directors for consideration.  The Nominating and Corporate Governance Committee, if such a committee exists, will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken.  If such a committee does not exist, the Board of Directors will carry out the function of the Nominating and Corporate Governance Committee as it relates to this matter.  The Board of Directors, acting on the Committee’s recommendation or on its own decision, as the case may be, will publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.  The director who tenders his or her resignation will not participate in the Committee’s or the Board of Directors’ recommendation or decisions, or any deliberations related thereto.

(b) If a director’s resignation is accepted by the Board of Directors pursuant to this Section 3.3, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors may fill the resulting vacancy pursuant to the provisions of Section 3.4 hereof or may decrease the size of the Board of Directors pursuant to Section 3.2.  If a director’s resignation is not accepted by the Board of Directors pursuant to this Section 3.3, such director will continue to serve until the next annual meeting and until such director’s successor shall have been duly elected and qualified, or his or her earlier resignation or removal.

(c) Except as provided in Section 3.4, directors elected pursuant to this Section 3.3 shall hold office until the next annual meeting of stockholders and until their successors shall be duly elected and qualified.  Directors need not be residents of Delaware or stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed.  If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these bylaws.

3.2 Resignation and Vacancies.

(a) Any director may resign at any time upon notice given in writing or electronic transmission to the Corporation. The acceptance of a resignation is not required to make it effective. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, will have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations will become effective, and each director so chosen will hold office as provided in this Section 3.4 in the filling of other vacancies.

(b)  Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify.

(c) If at any time, by reason of death or resignation or other cause, the Corporation has no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

3.1 Place of Meetings; Meetings by Telephone.

(a) The board of directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

(b) Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting will constitute presence in person at the meeting.

3.1 Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and at such place as will from time to time be determined by the board of directors.

3.2 Special Meetings; Notice.

(a) Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board of directors, the chief executive officer, the president, any vice president, the secretary or any two directors.

(b) Notice of the time and place of special meetings will be delivered either personally or by mail, telex, facsimile, telephone or electronic transmission to each director, addressed to each director at such director’s address and/or phone number and/or electronic transmission address as it is shown on the records of the Corporation. If the notice is mailed, it will be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by facsimile, telephone or electronic transmission, it will be delivered by telephone or transmitted at least twenty-four (24) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting if the meeting is to be held at the principal executive office of the Corporation. Notice may be delivered by any person entitled to call a special meeting or by an agent of such person.

3.1 Quorum.  At all meetings of the board of directors, a majority of the authorized number of directors will constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum will be the act of the board of directors, except as otherwise specifically provided by statute or by the certificate of incorporation. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.2 Waiver Of Notice.

Whenever notice is required to be given under any provision of the General Corporation Law of Delaware, the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, will be deemed equivalent to notice. Attendance of a person at a meeting will constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or meeting of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

3.3 Adjourned Meeting; Notice.

If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.4 Board Action by Written Consent Without a Meeting.

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing will be in paper form if the minutes are maintained in paper form and will be in electronic form if the minutes are maintained in electronic form.

3.5 Fees and Compensation of Directors.

Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors will have the authority to fix the compensation of directors.

3.6 Removal of Directors.

Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided that, whenever the holders of any class or classes of stock, or series thereof, are entitled to elect one or more directors by the provisions of the certificate of incorporation, removal of any directors elected by such class or classes of stock, or series thereof, will be by the holders of a majority of the shares of such class or classes of stock, or series of stock, then entitled to vote at an election of directors.

No reduction of the authorized number of directors will have the effect of removing any director prior to the expiration of such director’s term of office.

3.7 Chairman of the Board of Directors.

The Corporation may also have, at the discretion of the board of directors, a chairman of the board of directors. The chairman of the board will, if such a person is elected, preside at the meetings of the board of directors, and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the board of directors, or as may be prescribed by these bylaws.

3.8 Nominating Procedures.

Nominations for the election of directors may only be made by the board of directors, by the nominating committee of the board of directors (or, if none, any other committee serving a similar function) or by any stockholder entitled to vote generally in elections of directors where the stockholder complies with the requirements of this Section 3.15. Any stockholder of record entitled to vote generally in elections of directors may nominate one or more persons for election as directors at a meeting of stockholders only if written notice of such stockholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States certified mail, postage prepaid, to the secretary of the Corporation (i) with respect to an election to be held at an annual meeting of stockholders, not more than ninety (90) days nor less than sixty (60) days in advance of such meeting, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of the election of directors, not later than the close of business on the tenth business day following the date on which notice of such meeting is first given to stockholders. Each such notice of a stockholder’s intent to nominate a director or directors at an annual or special meeting will set forth the following:

(a) the name and address, as they appear on the Corporation’s books, of the stockholder who intends to make the nomination and the name and residence address of the person or persons to be nominated;

(b) the class and number of shares of the Corporation which are beneficially owned by the stockholder;

(c) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(e) such other information regarding each nominee proposed by such stockholder as would be required to be disclosed in solicitations of proxies for election of directors, or as would otherwise be required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the board of directors; and

(f) the written consent of each nominee to be named in a proxy statement and to serve as director of the Corporation if so elected. No person will be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.15. If the chairman of the stockholders’ meeting will determine that a nomination was not made in accordance with the procedures described by these bylaws, he will so declare to the meeting, and the defective nomination will be disregarded. Notwithstanding the foregoing provisions of this Section, a stockholder will also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section.

IV.

COMMITTEES

4.1 Committees of Directors.

The board of directors may, by resolution passed by a majority of the whole board of directors, designate one or more committees, with each committee to consist of one or more of the directors of the Corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board of directors or in the bylaws of the Corporation, will have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee will have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the General Corporation Law of Delaware to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaws of the Corporation.

4.2 Committee Minutes.

Each committee will keep regular minutes of its meetings and report the same to the board of directors when required.

4.3 Meetings and Action of Committees

Meetings and actions of committees will be governed by, and be held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), Section 3.10 (adjourned meeting and notice), and Section 3.11 (board action by written consent without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees will also be given to all alternate members, who will have the right to attend all meetings of the committee. The board of directors may adopt rules for the governance of any committee not inconsistent with the provisions of these bylaws.

V.

OFFICERS

5.1 Officers.

The officers of the Corporation will be a chief executive officer, president, one or more vice presidents, a secretary and a treasurer, each of whom will be elected by the board of directors. The Corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more assistant vice presidents, assistant secretaries, assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

5.2 Election of Officers.

The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 of these bylaws, will be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

5.3 Subordinate Officers.

The board of directors may appoint, or empower the president to appoint, such other officers and agents as the business of the Corporation may require, each of whom will hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4 Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board of directors or by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation will take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation will not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5 Vacancies in Offices.

Any vacancy occurring in any office of the Corporation will be filled by the board of directors.

5.6 Chairman of the Board.

The chairman of the board of directors will, if present, preside at meetings of the board of directors, and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. The chairman of the board of directors will be chosen by the board of directors. The chairman is ex-officio a member of all committees of the board of directors.

5.7 Chief Executive Officer.

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, the chief executive officer of the corporation shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. The chief executive officer shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors at which he or she is present. The chief executive officer shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

5.8 President.

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board or the chief executive officer, if there be such officers, the president shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. In the absence or nonexistence of the chief executive officer, he or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board and chief executive officer, at all meetings of the board of directors at which he or she is present. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws. The board of directors may provide in their discretion that the offices of president and chief executive officer may be held by the same person.

5.9  Vice Presidents.

In the absence or disability of the chief executive officer and president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, will perform all the duties of the president and when so acting will have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents will have such other powers and perform such other duties as from time to time may be prescribed for them by the board of directors, these bylaws, the president or the chairman of the board.

5.10  Secretary.

The secretary or an agent of the Corporation will keep or cause to be kept, at the principal executive office of the Corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes will show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.

The secretary will keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary will give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. The secretary will keep the seal of the Corporation, if one be adopted, in safe custody and will have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

5.11  Treasurer.

The treasurer will be the chief financial officer of the Corporation. The treasurer will keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account will at all reasonable times be open to inspection by any director.

The treasurer will deposit all money and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the board of directors. The treasurer will disburse the funds of the Corporation as may be ordered by the board of directors, will render to the president and directors, whenever they request it, an account of all of his or her transactions as treasurer and of the financial condition of the Corporation, and will have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

5.12  Representation of Shares of Other Corporations.

The chairman of the board, the chief executive officer, the president, any vice president, the treasurer or the secretary of the Corporation, or any other person authorized by the board of directors or the chief executive officer, president or a vice president, is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.13  Authority and Duties of Officers.

In addition to the foregoing authority and duties, all officers of the Corporation will respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the board of directors.

5.14  Compensation.

The officers of the Corporation will receive such compensation as will be fixed from time to time by the board of directors or a committee thereof. Unless otherwise determined by the board of directors, no officer is prohibited from receiving any compensation by reason of the fact that such officer is a director of the Corporation.

VI.

INDEMNITY

6.1     Indemnification of Directors and Officers.

The Corporation will, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware (as such law may from time to time be amended, but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights), indemnify each of its directors and officers (each such person sometimes referred to in this Section 6.1 as an “indemnitee”) against Expenses (as herein defined), judgments, fines, penalties, ERISA excise taxes, settlements, loss, liability, and other amounts actually and reasonably incurred in connection with any Proceeding (as herein defined), arising by reason of such person’s Official Capacity (as herein defined) or anything done or not done in such person’s Official Capacity. For purposes of this Section 6.1, a director or officer of the Corporation includes any person (a) who is or was a director or officer of the Corporation, (b) who is or was serving at the request of the Corporation as a director, officer, manager, member, partner, trustee, or other agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a corporation that was a predecessor corporation or other entity of the Corporation or of another enterprise at the request of such predecessor corporation or entity. Such indemnification will include the right to receive payment of any Expenses incurred by the indemnitee in connection with any Proceeding in advance of its final disposition, consistent with the provisions of applicable law as then in effect. The right of indemnification provided in this Section 6.1 will not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled, and the provisions of this Section 6.1 will inure to the benefit of the heirs and legal representatives of any person entitled to indemnity under this Section 6.1 and will be applicable to Proceedings commenced or continuing after the adoption of this Section 6.1, whether arising from acts or omissions occurring before or after such adoption. In furtherance, but not in limitation of the foregoing provisions, the following procedures, presumptions and remedies will apply with respect to advancement of Expenses and the right to indemnification under this Section 6.1. Indemnitee will be entitled to indemnification and advancement against all Expenses reasonably incurred for serving as a witness by reason of indemnitee’s Official Capacity in any Proceeding with respect to which indemnitee is not a party.

(a) Advancement of Expenses. All reasonable Expenses incurred by or on behalf of the indemnitee in connection with any Proceeding will be advanced to the indemnitee by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements will reasonably evidence the Expenses incurred by the indemnitee and, if required by law at the time of such advance, will include or be accompanied by an undertaking by or on behalf of the indemnitee to repay the amounts advanced if it should ultimately be determined that the indemnitee is not entitled to be indemnified against such Expenses pursuant to this Section 6.1.

(b) Procedure for Determination of Entitlement to Indemnification.

(i) To obtain indemnification under this Section 6.1, an indemnitee will submit to the secretary of the Corporation a written request, including such documentation and information as is reasonably available to the indemnitee and reasonably necessary to determine whether and to what extent the indemnitee is entitled to indemnification (the “Supporting Documentation”). The determination of the indemnitee’s entitlement to indemnification will be made not later than sixty (60) days after receipt by the Corporation of the written request for indemnification together with the Supporting Documentation. The secretary of the Corporation will, promptly upon receipt of such a request for indemnification, advise the board of directors in writing that the indemnitee has requested indemnification, whereupon the Corporation will provide such indemnification, including without limitation advancement of Expenses, so long as the indemnitee is legally entitled thereto in accordance with applicable law.

(ii) The indemnitee’s entitlement to indemnification under this Section 6.1 will be determined in one of the following ways: (A) by a majority vote of the Disinterested Directors (as hereinafter defined), even though less than a quorum of the board of directors; (B) by a committee of such Disinterested Directors, even though less than a quorum of the board of directors; (C) by a written opinion of Independent Counsel (as hereinafter defined) if (x) a Change of Control (as hereinafter defined) will have occurred and the indemnitee so requests or (y) a quorum of the board of directors consisting of Disinterested Directors is not obtainable or, even if obtainable, a majority of such Disinterested Directors so directs; (D) by the stockholders of the Corporation (but only if a majority of the Disinterested Directors, if they constitute a quorum of the board of directors, presents the issue of entitlement to indemnification to the stockholders for their determination); or (E) as provided in paragraph (c) below.

(iii) In the event the determination of entitlement to indemnification is to be made by

Independent Counsel pursuant to paragraph (b)(ii) above, a majority of the Disinterested Directors will select the Independent Counsel, but only an Independent Counsel to which the indemnitee does not reasonably object; provided, however, that if a Change of Control will have occurred, the indemnitee will select such Independent Counsel, but only an Independent Counsel to which the board of directors does not reasonably object.

(iv)  The only basis upon which a finding that indemnification may not be made is that such indemnification is prohibited by law.

(v) The Corporation will pay all costs associated with its determination of indemnitee’s eligibility for indemnification.

(a) Presumptions and Effect of Certain Proceedings. Except as otherwise expressly provided in this Section 6.1, if a Change of Control will have occurred, the indemnitee will be presumed to be entitled to indemnification under this Section 6.1 upon submission of a request for indemnification together with the Supporting Documentation in accordance with paragraph (b)(i), and thereafter the Corporation will have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, if the person or persons empowered under paragraph (b)(ii) above to determine entitlement to indemnification will not have been appointed or will not have made a determination within sixty (60) days after receipt by the Corporation of the request therefor together with the Supporting Documentation, the indemnitee will be deemed to be entitled to indemnification and the indemnitee will be entitled to such indemnification unless (A) the indemnitee misrepresented a material fact, or omitted a material fact necessary to make indemnitee’s statement not misleading, in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law. The termination of any Proceeding described in this Section 6.1, or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, will not, of itself, adversely affect the right of the indemnitee to indemnification or create a presumption that the indemnitee did not act in good faith and in a manner that the indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal Proceeding, that the indemnitee had reasonable cause to believe that the indemnitee’s conduct was unlawful.

(b) Remedies of Indemnitee.

(i) In the event that a determination is made pursuant to paragraph (b)(ii) that the indemnitee is not entitled to indemnification under this Section 6.1: (A) the indemnitee will be entitled to seek an adjudication of his or her entitlement to such indemnification either, at the indemnitee’s sole option, in (x) an appropriate court of the State of Delaware or any other court of competent jurisdiction, or (y) an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association; (B) any such judicial Proceeding or arbitration will be de novo and the indemnitee will not be prejudiced by reason of such adverse determination; and (C) in any such judicial Proceeding or arbitration the Corporation will have the burden of proving that the indemnitee is not entitled to indemnification under this Section 6.1.

(ii) If a determination will have been made or is deemed to have been made, pursuant to paragraph (b)(ii) or (iii), that the indemnitee is entitled to indemnification, the Corporation will be obligated to pay the amounts constituting such indemnification within five (5) days after such determination has been made or is deemed to have been made and will be conclusively bound by such determination unless (A) the indemnitee misrepresented a material fact, or omitted a material fact necessary to make indemnitee’s statement not misleading, in making the request for indemnification or in the Supporting Documentation, or (B) such indemnification is prohibited by law. In the event that: (X) advancement of Expenses is not timely made pursuant to paragraph (a); or (Y) payment of indemnification is not made within five (5) days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to paragraph (b)(ii) or (iii), the indemnitee will be entitled to seek judicial enforcement of the Corporation’s obligation to pay to the indemnitee such advancement of Expenses or indemnification. Notwithstanding the foregoing, the Corporation may bring an action, in an appropriate court in the State of Delaware or any other court of competent jurisdiction, contesting the right of the indemnitee to receive indemnification hereunder due to the occurrence of an event described in subclause (A) or (B) of this clause (ii) (a “Disqualifying Event”); provided, however, that in any such action the Corporation will have the burden of proving the occurrence of such Disqualifying Event.

(iii) The Corporation will be precluded from asserting in any judicial Proceedings or arbitration commenced pursuant to this paragraph (d) that the procedures and presumptions of this Section 6.1 are not valid, binding and enforceable and will stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Section 6.1.

(iv) In the event that the indemnitee, pursuant to this paragraph (d), seeks a judicial adjudication of or an award in arbitration to enforce his or her rights under, or to recover damages for breach of, this Section 6.1, the indemnitee will be entitled to recover from the Corporation, and will be indemnified by the Corporation against, any Expenses actually and reasonably incurred by the indemnitee if the indemnitee prevails in such judicial adjudication or arbitration. If it will be determined in such judicial adjudication or arbitration that the indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Expenses incurred by the indemnitee in connection with such judicial adjudication will be prorated accordingly.

(a) Definitions.  For purposes of this Article VI:

(i) “Change in Control” means a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not the Corporation is then subject to such reporting requirement; provided that, without limitation, such a change in control will be deemed to have occurred if (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty five percent (25%) or more of the combined voting power of the Corporation’s then outstanding securities without the prior approval of at least a majority of the members of the board of directors in office immediately prior to such acquisition; (ii) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the board of directors in office immediately prior to such transaction or event constitute less than a majority of the board of directors thereafter; or (iii) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the board of directors (including for this purpose any new director whose election or nomination for election by the Corporation’s stockholders was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the board of directors;

(ii) “Disinterested Director” means a director of the Corporation who is not a party to the Proceeding in respect of which indemnification or advancement of Expenses is sought by the indemnitee;

(iii) “Expenses” will include all direct and indirect costs including, but not limited to, attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, advisory fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with investigating, prosecuting, defending (or preparing to investigate, prosecute or defend) a Proceeding, or being or preparing to be a witness in a Proceeding;

(iv) “Independent Counsel” means a law firm or a member of a law firm that neither presently is, nor in the past five (5) years has been, retained to represent: (A) the Corporation or the indemnitee in any matter material to either such party or (B) any other party to the Proceeding giving rise to a claim for indemnification under this Section 6.1. Notwithstanding the foregoing, the term “Independent Counsel” will not include any person who, under the applicable standards of professional conduct then prevailing under such persons relevant jurisdiction of practice, would have a conflict of interest in representing either the Corporation or the indemnitee in an action to determine the indemnitee’s rights under this Section 6.1;

(v) “Official Capacity” means indemnitee’s corporate status as an officer and/or director and any other fiduciary capacity in which indemnitee serves the Corporation, its subsidiaries or affiliates, and any other entity which indemnitee serves in such capacity at the request of any of the Corporation’s board of directors or any committee of its board of directors, chief executive officer, chairman of the board of directors, or president. “Official Capacity” also refers to all actions which indemnitee takes or does not take while serving in such capacity; and

(vi) “Proceeding” includes any actual or threatened inquiry, investigation, action, suit, arbitration, or any other such actual or threatened action or occurrence, whether civil, criminal, administrative or investigative.

(a) Invalidity; Severability; Interpretation. If any provision or provisions of this Section 6.1 will be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Section 6.1 (including, without limitation, all portions of any paragraph of this Section 6.1 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) will not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Section 6.1 (including, without limitation, all portions of any paragraph of this Section 6.1 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid; illegal or unenforceable) will be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. Reference herein to laws, regulations or agencies will be deemed to include all amendments thereof, substitutions therefor and successors thereto.

(b)  Contractual Rights; Applicability. The right to be indemnified or to the reimbursement or advancement of Expenses pursuant hereto (i) is a contract right based upon good and valuable consideration, pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Corporation and the director or officer, (ii) is intended to be retroactive and will be available with respect to events occurring prior to the adoption hereof, and (iii) will continue to exist after the rescission or restrictive modification hereof.

6.2    Indemnification of Others.

The Corporation will have the power, to the extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its officers, employees and agents (other than directors) against Expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any Proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.2, an officer, employee or agent of the Corporation (other than a director) includes any person (a) who is or was an officer, employee or agent of the Corporation, (b) who is or was serving at the request of the Corporation as a director, officer, manager, member, partner, trustee, employee or other agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, or (c) who was an officer, employee or agent of a corporation that was a predecessor corporation or other entity of the Corporation or of another enterprise at the request of such predecessor corporation or entity.

6.3     Insurance.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, manager, member, partner, trustee, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

VII.

RECORDS AND REPORTS

7.1 Maintenance and Inspection of Records.

The Corporation will, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

Any stockholder of record, in person or by attorney or other agent, will, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records permitted by the General Corporation Law of Delaware and to make copies or extracts therefrom. A proper purpose will mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath will be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath will be directed to the Corporation at its registered office in Delaware or at its principal place of business.

Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation will so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the certificate of incorporation, these bylaws or the General Corporation Law of Delaware. When records are kept in such manner, a clearly legible paper form or by means of the information storage device or method will be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper record of the same information would have been, provided that the paper form accurately portrays the record.

7.2 Inspection by Directors.

Any director will have the right to examine the Corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director.

VIII.

GENERAL MATTERS

8.1 Checks.

From time to time, the board of directors will determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized will sign or endorse those instruments.

8.2  Execution of Corporate Contracts and Instruments.

The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee will have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.3 Stock Certificates.

The shares of the Corporation will be represented by certificates, provided that the board of directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock will be uncertificated shares. Any such resolution will not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares will be entitled to have a certificate signed by, or in the name of the Corporation by the chairman of the board of directors, or the president or vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The stock certificates of the Corporation will be numbered and registered in the share ledger and transfer books of the corporation as they are issued. Any or all of the signatures on the certificate may be a facsimile.

8.4 Lost Certificates.

Except as provided in this Section 8.4, no new certificates for shares will be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

8.5 Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware will govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, the masculine includes the feminine, and the term “person” includes both a corporation and a natural person.

8.6 Dividends.

The directors of the Corporation, subject to any rights or restrictions contained in the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock.

The directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes will include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

8.7 Fiscal Year.

The fiscal year of the Corporation will end on December 31.

8.8 Seal.

The Corporation may adopt a corporate seal which may be altered as desired, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

8.9 Transfer of Stock.

Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it will be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

8.10  Stock Transfer Agreements and Restrictions.

The Corporation will have the power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

8.11  Electronic Transmission.

For purposes of these bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

IX.

AMENDMENTS

9.1 By the Stockholders.

These bylaws may be amended, altered, or repealed at any regular or special meeting of the stockholders if notice of the proposed alteration or amendment is contained in the notice of the meeting.

9.2 By the Board of Directors.

These bylaws may be amended, altered, or repealed by the affirmative vote of a majority of the entire board of directors at any regular or special meeting of the board of directors.

Adopted:  _________________, 20___